                                        Document is copied.
                                                                    EXHIBIT 10.9

                                      LEASE


              INTERNATIONAL BUSINESS MACHINES CORPORATION, Landlord

                                       AND

                             FED CORPORATION, Tenant

                               TABLE OF CONTENTS

Title                                                                       Page

PREMISES..................................................................... 3
USE OF PREMISES.............................................................. 3
USE OF COMMON AREAS.......................................................... 4
TERM, EXTENSION AND BUILD OUT................................................ 5
RENT......................................................................... 7
SERVICES AND UTILITIES....................................................... 8
ASSIGNMENT, SUBLETTING & RECAPTURE........................................... 9
ALTERATIONS.................................................................. 9
SIGNS........................................................................11
CARE OF PREMISES.............................................................12
NOTICE.......................................................................12
LANDLORD'S TITLE.............................................................13
CERTAIN RIGHTS RESERVED TO LANDLORD..........................................13
DEFAULT UNDER OTHER LEASES...................................................14
WAIVER OF CLAIMS.............................................................15
HOLDING OVER.................................................................15
RULES........................................................................16
SUBORDINATION................................................................16
DEFAULT......................................................................17
MECHANICS' LIENS.............................................................20
EMINENT DOMAIN...............................................................21
CASUALTY.....................................................................21
INSURANCE....................................................................22
CONDITION OF PREMISES........................................................23
INDEMNITY....................................................................23
QUIET ENJOYMENT..............................................................24
PARKING......................................................................24
ENVIRONMENTAL MATTERS........................................................25
LIMITATION ON LIABILITY......................................................30
ESTOPPEL CERTIFICATE.........................................................31
ACCESS TO THE PREMISES.......................................................31
MISCELLANEOUS................................................................32
IBM-ESDC SALE-LEASEBACK......................................................32

Rider A - IBM Rules  (As of  February  17,  1997)
Rider B - List of  Recognized Holidays
Rider C - Services  Provided by the  Landlord
Rider D - Loading  Dock Access/Use by Tenants Rules and Responsibilities

Exhibit A1 - FED Occupied Space, Bldg. 310
Exhibit A2 - FED Occupied Space, Bldg. 334 Second Floor
Exhibit A3 - FED Occupied Space, Bldg. 330C First Floor
Exhibit A4 - FED Occupied Space, Bldg. 320B First Floor
Exhibit B  - Parking Plan
Exhibit C  - Environmental Consent Order
Exhibit D  - Chemical  Storage,  Handling,  and  Waste Disposal practices in FED
             Corporation's Organic thin films Laboratory

Schedule A - Base Rent Computation Schedule
Schedule B - Base Rent Payment Schedule
Schedule C - Utilities/Services Pricing
Schedule D - Computed Utilities Schedule
Schedule E - Loan Amortization Schedule

                                      LEASE

     This Lease, made the 28th day of May 1999 is between INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation, having its principal office at Armonk, New York (hereinafter called the "Landlord") and FED CORPORATION, a Delaware corporation, having its principal office at 1580 Route 52, Hopewell Junction, New York 12533 (hereinafter called the "Tenant").

     This Lease replaces and supersedes the prior lease between Landlord and Tenant, dated December 20, 1993 and all amendments thereto which, subject to the following sentence, are hereby deemed to be no longer in effect .
Notwithstanding the foregoing, all provisions of the prior lease between Landlord and Tenant, originally dated December 20, 1993, as amended, expressly stated in the prior lease to survive expiration or termination of the prior lease, shall remain in full force and effect.

PARAGRAPH 1. PREMISES.

     The Landlord hereby leases to the Tenant, and the Tenant hereby hires and takes from the Landlord, from the Commencement Date (as that term is defined in Paragraph 4(a)), and for the duration of the Term (as that term is defined in Paragraph 4(a)), those premises outlined and described in EXHIBITS A1 through A4 hereto (hereinafter called the "Premises"). The Premises shall be located in portions of buildings numbered 310, 334, 330C and 320B at 1580 Route 52, Hopewell Junction, New York 12533 (hereinafter collectively and individually called the "Building"). The land and all improvements (including the Building of which the Premises form a part) located at Hudson Valley Research Park, 1580 Route 52, Hopewell Junction, New York 12533 are hereinafter called the "Site."

PARAGRAPH 2. USE OF PREMISES.

     (a) Permitted Uses.

     Subject to subparagraph (b) below, the Tenant may use and occupy (1) that part of the Premises described as Office Space in EXHIBIT A1, EXHIBIT A2, and EXHIBIT A3 (hereinafter referred to as "office space") solely for office purposes, such as administrative and executive activities and break area, and for no other purpose; (2) that part of the Premises described as Storage Space in EXHIBIT A1, EXHIBIT A3, and EXHIBIT A4 for storage of process and development tools and equipment and for no other purpose; (3) that part of the Premises described as Clean Space and Dry Lab Space in EXHIBIT A3 (hereinafter referred to as "manufacturing space") for semiconductor-like production of flat panel video displays, and for no other purpose. In addition to the semiconductor-like process steps, this production involves but is not limited to display assembly and test and the following processes: glass frit sealing, glass milling, cutting and polishing, ceramic substrate polishing, phosphor screen coating, and organic matter coating; and (4) that part of the Premises described as Wet Lab Space in EXHIBIT A1 for use as a research and development Laboratory supporting the Tenant's organic thin film processes, and for no other purpose. Except as provided in Paragraph 29, the Tenant shall, at its sole cost, obtain all governmental licenses and permits required by the Laws for the Tenant's permitted uses.

     (b) Restrictions on Use.

          (1) The Tenant shall not use the Premises or permit the Premises to be used in any manner which (i) violates any current or future Laws (defined in PARAGRAPH 10), including any certificate of occupancy, environmental permit issued to the Tenant or issued to the Landlord and disclosed to the Tenant, Consent Orders attached hereto, or covenants, conditions or restrictions filed on the public record which affect the Site; (ii) causes or is reasonably likely to cause damage to any part of the Site; (iii) violates a requirement or condition of any insurance policy covering any part of the Site of which the Tenant is made aware, or increases the cost of such policy; (iv) constitutes or is reasonably likely to constitute a nuisance, annoyance or inconvenience to other tenants or occupants on the Site or interferes with the use and occupancy of any part of the Site by other tenants or occupants; (v) impairs or is reasonably likely to impair the maintenance, operation or repair of any part of the equipment, facilities or systems located on the Site; (iv) interferes with, or is reasonably likely to interfere with, the transmission or reception of microwave, television, radio, telephone or other communication signals by antennae or other facilities located on, in and about the Site; or (vii) violates the Rules and Regulations described in Rider A (the "IBM Rules") or such other rules, regulations and procedures promulgated by the Landlord pursuant to PARAGRAPH 17.

          (2) The Tenant shall not use or permit the use of the Premises for governmental or quasi-governmental functions (such as a private corporation which is funded primarily by a government agency); any type of political organization or function; any manner of political activity (including activity which generates political or social debate or issues); retail banking; food services (except vending machine operations), or for a medical or dental practice.

          (3) Chemical use and storage in Wet Lab Space shall be restricted to the chemicals and the not-to-exceed quantities specified in EXHIBIT D.

PARAGRAPH 3. USE OF COMMON AREAS.

     (a) Except as provided elsewhere in this Lease and subject to compliance with the IBM Rules, the Landlord hereby grants to the Tenant a nonexclusive license to use, and to permit its directors, contractors, agents and employees (hereinafter collectively called "Tenant's Agents") to use in the course of conducting business at the Premises the following (herein called the "Common Areas"):

          (1) any and all elevators, common stairways, lobbies, common hallways, rest rooms, the cafeteria and other portions of the Building which, by their nature, are manifestly designed and intended for common use by the occupants of the Building, and for pedestrian ingress to and egress from the Premises and for any other such manifest purposes, and

          (2) any and all parts of the Site which, by their nature, are manifestly designed and intended for common use by the occupants of the Building for pedestrian and vehicular ingress to and egress from the Premises.

     (b) Notwithstanding the provisions of Paragraph 3(a), neither the Tenant nor the Tenant's Agents shall be entitled to the use of or access to any part of buildings 303, 304, 309, 312, 315, 316, 323, 325, 327, 328, 329, 330F, 331, 335,
338, 343, 385,  386,  630,  640,  650,  650A,  and 690 without the prior written permission of the Landlord.

     (c) In the Landlord's sole discretion, the Landlord may change, improve, rearrange and otherwise modify the Common Areas both within and without the Building and on all parts of the Site and use the Common Areas for other purposes, and nothing herein contained shall be deemed to grant to the Tenant any right of approval thereof; provided, that no such changes will interfere unreasonably with the Tenant's use of or ingress to or egress from the Premises.

     (d) The license to use the Common Areas shall be exercised in common with the exercise thereof by the Landlord and any others occupying the Building and other buildings on the Site, and any other Person (defined in PARAGRAPH 33(m)) who may now or hereafter have any right to use any or all of the areas which are the subject of such license, and their respective officers, directors, contractors, employees and invitees.

PARAGRAPH 4. TERM, EXTENSION, AND BUILD-OUT.

     (a) The term of this Lease (herein called the "Term") shall be for a period of five (5) years, to commence on June 1, 1999 (the "Commencement Date"), unless sooner terminated as hereinafter provided.

     (b) Commencement Date. As of the Commencement Date, the Landlord and Tenant agree that the Tenant is in possession of the premises, except for the B/310 Organic Thin Films Laboratory space. The Landlord shall deliver possession of the new B/310 Organic Thin Films Laboratory portion of the Premises to the Tenant on or before August 1, 1999 in the Substantially Completed condition hereinafter described in subparagraph (f).

     (c) Extension Option.

          (1) The Tenant is hereby granted the option to extend the Term for all of the Premises except for any and all portions of the Premises in IBM Building 310 for one period of one year subject to and upon the provisions set forth in this subparagraph and subject to a Rent to be determined by the Landlord in its sole discretion..

          (2) This extension shall commence at the expiration of the Term.

          (3) The Tenant shall exercise this option by notice to the Landlord not later than six (6) months prior to the expiration of the Term.

          (4) This extension shall be upon all of the provisions of this Lease. The Premises shall be accepted by the Tenant "as is" and in its existing condition at the time the extension commences, and the Landlord shall not be obligated to make any leasehold improvements or contribute funds therefore.

          (5) The Tenant shall not assign its rights under this subparagraph, except in connection with an assignment of this Lease permitted by paragraph 7 of this Lease.

          (6) If the Tenant fails duly and timely to exercise its option to extend the Term, the option shall thereupon automatically terminate and expire.

          (7) If at the time the Tenant exercises its option to extend the Term or at anytime thereafter until commencement of the extension period, the Tenant shall be in default as set forth in paragraphs 14 and 19 of this Lease in the performance of its obligations under this Lease, the Tenant's exercise of the extension option hereunder shall become void and unenforceable.

     (d) Build-out. The Landlord shall build the new B/310 Organic Thin Films Laboratory portion of the Premises described in EXHIBIT A1 to the Tenant's requirements provided that the Landlord, in its sole discretion, determines that the Tenant's requirements do not decrease the value of the Premises or determines that such build-out is not in the best interest of the Landlord. The total cost of the build-out shall be paid by the Tenant as part of the Base Rent amortized over the term of this lease as per Schedule B. Notwithstanding anything in this Lease to the contrary, the full amount of the unpaid balance of the build-out cost shall become immediately due and payable in full upon any early termination or expiration of this Lease. A schedule of such amounts is provided in Schedule E. The forgoing is not intended to limit other rights and remedies of IBM.

     (e) Delay. If the Landlord is unable to deliver possession of the new B/310 Organic Thin Films Laboratory portion of the Premises described by Exhibit A1 Substantially Completed, on or before August 1, 1999, for any reason or cause, this Lease shall not end and all provisions of this Lease shall continue in effect except that rent shall abate for the period that possession by the Tenant is delayed, until the new B/310 Organic Thin Films Laboratory portion of the Premises are Substantially Completed, provided that abatement shall occur only if the Landlord's inability to deliver possession did not result from interference by the Tenant.

     (f) Substantially Completed. The words "Substantially Completed" shall mean the occurrence of all of the following: (1) construction by the Landlord of the Premises such that the remaining work to be done to render the Premises fully completed adjustments or decoration which will not interfere with the Tenant's use and enjoyment of the Premises; (2) the utility services have been installed and are operational for use by the Tenant; and (3) all means of ingress and egress, parking granted to the Tenant and loading areas authorized for use by the Tenant, are available for use by the Tenant. The Tenant's taking total or partial occupancy of the Premises or the Landlord's having Substantially Completed the Premises, shall not relieve the Landlord of its obligation to proceed diligently to complete those items listed in this section. With the sole exception of the new B/310 Organic Thin Films Laboratory space, the Tenant agrees that as of the date this Lease is signed by the Tenant, the Landlord has fulfilled any and all of the Landlord's obligations with respect to the construction and maintenance of the Premises.

     (g) Prior to the Commencement Date, the Tenant agrees to vacate completely the Storage space located at Column S-30 in Bldg. 330C and to deliver possession of the space to the Landlord in good condition, reasonable wear and tear excepted. Tenant at its expense, shall remove all of its personal property from the Storage space at Column s-30 in Bldg. 330C prior to the Commencement Date

PARAGRAPH 5. RENT.

     (a) Base Rent and Additional Rent.

          (1) The Tenant shall pay the annual rent (the "Base Rent") for the entire Premises in monthly installments in advance, on the first day of every calendar month during the Term, pursuant to Schedules A and B hereto. The Tenant shall pay additional rent, as described hereafter, when invoiced.

          (2) From the Commencement Date until the end of the Term, Base Rent shall include those services described in Rider C (except as otherwise provided in Rider C) and in Paragraph 6 hereto.

          (3) The Tenant shall pay as additional rent the price for utilities or services listed in Schedule C consumed on that portion of the Premises described as other than office space in EXHIBITS A1 and A3. The Schedule C utilities and services provided to the Tenant on the Commencement Date include, but are not limited to: Electricity, Domestic Water, De-Ionized Water, Chilled Water, Low Temperature Chilled Water, High Temperature Hot Water, Compressed Air, Bulk Gases and Industrial, and Fluoride Waste Drainage and Treatment and within Bldg. 310 Organic Thin Films Laboratory Solvent Drainage and Treatment. The amount of additional rent, where applicable, for utilities will be based upon meter readings and will be billed monthly. The amount of additional rent for utilities where meters are not applicable, will be billed monthly pursuant to Schedule D. The Tenant shall promptly notify the Landlord of changes (increase/decrease) in utility use where meters are not used. Once each calendar year of the Term, the prices listed in Schedule C are subject to change upon written notice from the Landlord to the Tenant.

     (b) Payment of Rent. The Tenant will pay the rent, including Base Rent and additional rent as hereinafter described, without deduction, set off or demand, to Scribcor Inc., as agent for IBM Lease Administration, P.O. Box 809224, Chicago, Illinois 60680, or to such other Person (defined in PARAGRAPH 33(m)) or at such other place as the Landlord may designate in writing. The words Base Rent and additional rent are sometimes together called the "rent." Checks for the payment of rent shall be made payable to "International Business Machines Corporation." No payment by the Tenant or receipt by the Landlord of a lesser amount than the correct amount of rent due hereunder shall be deemed to be other than a payment on account; nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction. The Landlord may accept such check or payment without prejudice to the Landlord's right to recover the balance or pursue any other remedy provided in this Lease or at law or in equity.

PARAGRAPH 6. SERVICES AND UTILITIES.

     (a) The Landlord shall furnish the Tenant with the following services and utilities in the Premises, subject to the provisions of PARAGRAPH 5.

          (1) JANITOR SERVICE, except in storage space, in and about the Premises, each day except on Saturdays, Sundays and holidays (the "Holidays") listed in Rider B hereto. As to the Office Space, the Landlord will provide weekly trash removal and monthly general cleaning. As to the other areas of the Premises (except Storage Space), the Landlord will provide daily trash removal. The Tenant shall not provide any additional or alternative janitor service without the Landlord's written consent. If the Landlord consents, such janitor service shall be at the Tenant's sole cost and responsibility and the Tenant shall pay the Landlord a reasonable fee to coordinate these multiple janitorial services. The Tenant shall not provide any janitor service in the Premises except through a Person satisfactory to the Landlord; provided, that if the Landlord determines that such Person will cause labor disharmony on the Site, rejection of that Person shall not be subject to challenge by the Tenant.

          (2) HEAT AND AIR CONDITIONING whenever heat or air conditioning shall, in the Landlord's sole judgment, be required for the comfortable occupation of the Premises. Whenever heat generating machines or equipment or lighting fixtures are used in the Premises and affect the temperature otherwise maintained by the Building air conditioning system, the Landlord may install supplementary air conditioning units in or for the benefit of the Premises, and the cost of installation, operation and maintenance thereof shall be paid by the Tenant as additional rent to the Landlord.

          (3) WATER for drinking, lavatory and toilet purposes.

          (4) ELECTRICITY for uses within the Office Space and Storage Space, provided that (i) the connected electrical load of the use does not exceed an average of three watts per square foot of that portion of the Premises;
     (ii) the electricity so furnished for such use will be at nominal 120 volt single phase and that no electrical circuit for the supply of such use will have a current capacity exceeding 15 amperes and (iii) such electricity will be used only for equipment and accessories normal to office usage.

     (b) No Warranties. The Landlord does not warrant that any of the services or utilities listed above, in Rider C, in Schedule C, in Paragraph 5, or elsewhere will be free of or from interruption. ALL IMPLIED WARRANTIES, INCLUDING MERCHANTABILITY AND FITNESS OR USE FOR A PARTICULAR PURPOSE, ARE HEREBY DISCLAIMED. Any interruption of service or utilities shall never be deemed an eviction or disturbance of the Tenant's use and possession of the Premises or any part thereof, or render the Landlord liable to the Tenant for damages, or relieve the Tenant from performance of the Tenant's obligations under this Lease.

     (c) Conservation. Notwithstanding anything to the contrary set forth in this PARAGRAPH or elsewhere in this Lease, the Landlord shall have the right to institute policies, programs and measures as may be necessary or desirable, in the Landlord's reasonable judgment, for the conservation and/or preservation of energy or energy-related services, or as may be required to comply with any applicable Laws, whether mandatory or voluntary.

PARAGRAPH 7. ASSIGNMENT, SUBLETTING & RECAPTURE.

     The Tenant shall not, whether voluntarily or by operation of the Laws, assign, encumber or otherwise transfer this Lease or any interest herein, or sublet the Premises or any part thereof, or permit the Premises to be occupied by anyone other than the Tenant or the Tenant's Agents (defined in PARAGRAPH 3(a)). An assignment shall include any transfer of any interest in this Lease or the Premises by the Tenant pursuant to a merger, division, consolidation or liquidation, or pursuant to change in ownership of the Tenant involving a transfer of voting control in the Tenant (whether by transfer of partnership interests, corporate stock or otherwise), or any pledge of any interest in this Lease as collateral for a loan. Any assignment in violation of the foregoing prohibitions shall be void.

PARAGRAPH 8. ALTERATIONS.

     (a) If the Tenant requests that the Landlord make alterations in or additions to the Premises, and the Landlord agrees, such work will be performed under separate written contract to be negotiated between the Landlord and Tenant. The Tenant shall not make or permit anyone to make any alterations in or additions to the Premises (hereinafter collectively called "Improvements") or install any equipment of any kind which will require any Improvements to the Premises, or which require the use of the Building Service Systems (defined below), without the Landlord's advance written consent in each instance. The Landlord may consent to the Tenant's request to make improvements after the Tenant furnishes the Landlord with plans and specifications therefor, names and addresses of contractors who will perform the work, and indemnification of the Landlord against claims, costs, damages, liabilities and expenses, each in form and amount satisfactory to the Landlord. The Landlord agrees to provide prompt review of Tenant's alteration request, 60 days or less depending on the complexity of the project, and will call for a project review meeting if any problems surface during the course of this review that require further input or discussion from the Tenant. The Landlord will not unreasonably delay the commencement of a Landlord-approved alteration project as long as the Tenant has complied with the requirements set forth in paragraph 8(a). All Improvements shall be installed in a good and workmanlike manner and only new, high grade materials shall be used. Whether the Tenant furnishes the Landlord the foregoing or not, the Tenant hereby agrees to indemnify, defend and hold the Landlord harmless from and defend it against any and all claims, actions, damages, liabilities and expenses of every kind and description which may arise out of or be connected in anyway with the Improvements or the installation thereof. Before commencing any work in the Premises or delivering any materials into the Building, the Tenant shall furnish the Landlord with a certificate of insurance from all contractors performing labor or furnishing materials, insuring the Landlord against all claims, costs, damages, liabilities and expenses which may arise out of or be connected in anyway with the Improvements or the installation thereof. The Tenant shall promptly furnish information regarding increase in the use of utilities, environmental services, and other services by the Tenant which the parties agree will be the basis for additional rent to be charged to the Tenant pursuant to this Lease. The Tenant shall ensure all work performed is in full compliance with the most current version of the "199X Contractor Guide", as referenced in Rider A. The words "Building Service Systems" mean the electrical, HVAC, mechanical, plumbing (including all environmental systems), safety and health and telecommunication (voice/data/signal) systems that service the Building up to the point of localized distribution to the Premises. Such systems provide the main source of supply and distribution throughout the Building. The word "Structure" shall mean bearing walls, roof, exterior walls, support beams, foundation, window frames, floor slabs and support columns of the Building.

     (b) The Tenant shall pay the cost of all Improvements and installation thereof and also the cost of redecorating the Premises occasioned by them. All Improvements shall comply with all insurance requirements known to the Tenant, and with all Laws applicable to the work and to the Tenant.

     (c) Upon completing any Improvements, the Tenant shall promptly furnish the Landlord with contractors' affidavits and full and final waivers of lien.

     (d) The privilege herein granted to the Tenant to make Improvements to the Premises is conditioned upon the Tenant's contractors, workmen, employees working in harmony and not interfering with the workmen, employees and contractors of the Landlord or of any other tenant. All hardware and non-trade fixtures and all Improvements, temporary or permanent, in or upon the Premises, whether placed there by the Landlord or the Tenant shall, unless the Landlord requests their removal in accordance with subparagraph (e) below, become the Landlord's property and shall remain upon the Premises at the end of the Term, however ended, without compensation, allowance or credit to the Tenant.

     (e) The Landlord may require the Tenant to remove some or all of the Improvements (including equipment required by Improvements as aforesaid in subparagraph (a)), hardware and non-trade fixtures at the end of the Term, however ended, whether installed by or on behalf of the Tenant before or after the start of the Term. The Tenant shall remove the same within thirty (30) days after the end of the Term and the Tenant shall repair all damage to the Premises caused thereby; except that the Tenant shall not be required to remove pipes and wires concealed in the floors, walls, or ceiling, provided that the Tenant properly cuts and caps the same and seals them off in a safe, lawful, and workmanlike manner. If, after the Landlord's request, the Tenant does not remove items it is required hereunder to remove within thirty (30) days after the end of the Term, however ended, the Landlord may remove the same and repair all damages caused thereby, and the Tenant shall pay to the Landlord upon demand the cost of such removal and repair of all damage.

     (f) The Tenant shall remove the Tenant's Personal Property from the Premises at the end of the Term, however ended. If not so removed within thirty
(30) days after the end of the Term, however ended, the Landlord may do so and the Tenant shall pay the Landlord upon demand the cost of such removal and repair of all damage. All such items not removed by the Tenant as required above shall become the Landlord's property without compensation, allowance or credit by the Landlord to the Tenant.

     (g) Subparagraph (e), this subparagraph (g), and the indemnification provisions contained in this Paragraph 8 shall survive the end of the Term, however ended.

PARAGRAPH 9. SIGNS.

     At its expense, the Tenant may place its signs within the Premises without the Landlord's consent, provided the signs (a) comply with the Law; (b) cannot be seen from outside of the Premises; and (c) do not affect the Building Systems or Structure, health and safety of occupants in the Building or the environment. With the Landlord's consent as to size, color, manner and style, the Tenant may, at its expense, place signs on the entrance doors to the Premises which comply with the Law. At the Tenant's expense, the Landlord shall place directional signs in the hallways leading to the Premises. Except for the foregoing, the Tenant shall not permit or suffer any signs, logos, symbols, advertisements or notices to be displayed, inscribed upon or affixed on any part of the outside or inside of the Premises, or in any other part of the Building, or on the Site.

PARAGRAPH 10. CARE OF PREMISES.

     (a) At the expiration or earlier termination of this Lease, for whatever reason, the Tenant shall return the Premises to the Landlord in the condition required by the provisions of this Lease. During the Term, the Tenant will take good care of the Premises and the Building fixtures and appurtenances located within the Premises, and all Improvements (defined in PARAGRAPH 8(a)) to the Premises; will maintain the Premises and make all repairs thereto, including repair of all damage resulting from the negligence or willful misconduct of the Tenant or Tenant's Agents (defined in PARAGRAPH 3(a)); will suffer no waste or injury; will execute and comply with all federal, state and local laws, rules, orders, statutes, directives, ordinances and regulations (collectively herein called the "Laws"), at any time issued or enforced by any lawful authority, as well as the IBM Rules, which in each case are applicable to the Tenant's use, manner of use or occupancy of the Premises; and will repair, at or before the end of the term all injury done by the installation or removal of Tenant's Personal Property and the Improvements.

     (b) At any time, whether voluntarily or pursuant to governmental requirements, the Landlord may, and, where required by this Lease, shall, at its cost, make repairs and improvements in or to the Building and the Site, or any part thereof; provided, that (i) the Landlord shall give the Tenant reasonable notice of any intention to enter the Premises (unless doing so is impractical or unreasonable because of an emergency), and (ii) any such repair and improvement does not interfere unreasonably with the Tenant's use of or ingress to or egress from the Premises. Upon prior notice to the Tenant, the Landlord may close entrances, doors, corridors, elevators or other facilities, provided that any such action shall not materially interfere with the Tenant's operations within the Premises or the Tenant's ingress to or egress from the Premises. Provided the Landlord has given prior notice (unless impracticable or unreasonable because of an emergency), the Landlord shall not be liable to the Tenant for any expense, injury, loss or damage resulting from work done in or upon, or the use of, any adjacent or nearby building, land, street or alley, except to the extent caused by the gross negligence or willful misconduct of the Landlord or the Landlord's directors, employees, agents or contractors (hereinafter collectively called "Landlord's Agents"), and in no event shall rent or other monetary obligations hereunder of the Tenant be suspended, reduced, abated or otherwise affected.

PARAGRAPH 11. NOTICE.

     Any notice, request, communication or demand under this Lease shall be in writing and shall be considered properly delivered when addressed as hereinafter provided, given or served personally or by overnight private express service carrier, or given by registered or certified mail (return receipt requested) and deposited in the United States general or branch post office, or by IBM Internal Certified Mail. Any notice, request, communication or demand by the Landlord to the Tenant shall be addressed to the Tenant at the Premises until otherwise directed in writing by the Tenant. Any notice, request, communication or demand by the Tenant to the Landlord shall be addressed to Mr. Roy G. Dieterle, IBM Corporation, Hudson Valley Research Park, Building 300-44X, 1580 Route 52, Hopewell Junction, New York 12533, with copies addressed simultaneously to the Landlord, Office of Area Counsel, IBM Corporation, 1580 Route 52, Hopewell Junction, New York 12533-6531, until otherwise directed in writing by the Landlord. Rejection or other refusal to accept a notice, request, communication or demand or the inability to deliver the same because of a changed address of which no notice was given shall be deemed to be receipt of the notice, request, communication or demand sent.

PARAGRAPH 12. LANDLORD'S INTEREST

     The Landlord's interest in the property subject to this Lease is and always shall be paramount to the Tenant's interest in this Lease, and nothing herein contained shall empower the Tenant to do any act which shall encumber the Landlord's interest in the property subject to this Lease,

PARAGRAPH 13. CERTAIN RIGHTS RESERVED TO LANDLORD.

     (a) The Landlord reserves the following rights to be exercised in the Landlord's sole discretion:

          (1) To change the name of street address of the Site or Building without liability of the Landlord to the Tenant. The Landlord shall provide the Tenant with reasonable advance notice of such change.

          (2) To install and maintain a sign or signs on the exterior of the Building or other areas of the Site.

          (3) To grant to anyone the exclusive right to conduct any particular business or undertaking in the Building or on any part of the Site.

          (4) To take any and all measures, including audits, inspections, charges, alterations, repairs and improvements of and to the Premises or elsewhere in the Building or on the Site, as may be necessary or desirable for the safety, protection or preservation of the Premises and other parts of the Building or the Site or the Landlord's interests therein, or as may be necessary or desirable in the operation of the Building or the Site.

          (5) To approve the weight, size and location of safes, vaults, vertical files and other heavy equipment and articles in and about the Premises and elsewhere in the Building so as not to exceed the legal live load per square foot designated by the Landlord's structural engineers, and to require all such items and furniture and similar items to be moved into or out of the Building only at such times and in such manner as the Landlord shall direct in writing. The Tenant shall not install or operate machinery or any mechanical devices of a nature not directly related to the Tenant's ordinary use of the Premises without the prior written consent of the Landlord, which it will not unreasonably withhold or delay. Movement of the Tenant's Personal Property and Improvements into or out of the Building and within the Building is entirely at the Tenant's risk and responsibility, and the Landlord reserves the right to require permits, if required by Law, before allowing the same to be moved into or out of the Building.

          (6) To establish reasonable security controls for the purpose of regulating all property and packages on the Site, both personal and otherwise, to be moved into or out of the Building or on the Site, and all Persons using the Building or the Site. The Landlord, in its sole discretion, may exclude any of the Tenant's Agents or Vendors from the Site or any portion thereof if the Landlord has any reason to believe that such Tenant's Agent or Vendor poses a security risk to the Landlord, the Site, or any occupant of the Site. In exercising the foregoing right, the Landlord may, but shall not be required to furnish the Tenant or any other Person with the grounds of why the Landlord has reason to believe such Tenant's Agent or Vendor poses a security risk.

          (7) To establish reasonable security controls to regulate delivery and service of supplies and the use of the loading docks, receiving areas and freight elevators.

          (8) If prior to the end of the Term the Tenant vacates the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for re-occupancy.

          (9) To constantly have pass keys to the Premises, provided access shall be upon the prior reasonable notice to the Tenant, except in the event of an emergency. The Landlord shall not have access to secured areas designated by the Tenant, except in an emergency.

     (b) The Landlord may enter the Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of the Tenant's use or possession and without being liable in any manner to the Tenant; provided, that the Landlord gives the Tenant the notice required elsewhere in this Lease, or if no notice period is specified, then a reasonable notice, of any intention to enter the Premises (unless doing so is impractical or unreasonable because of an emergency as reasonably determined by the Landlord).

     (c) Loading dock access may be granted to the Tenant via key lock or badge lock. The terms and conditions of this privilege are specified in Rider D to this Lease.

PARAGRAPH 14. DEFAULT UNDER OTHER LEASES.

     If the term of any lease made by the Tenant for any space on the Site, other than this Lease, shall be terminated or terminable after the making of this Lease because of any default by the Tenant under such other lease, such fact shall constitute a default under this Lease and shall empower the Landlord, at the Landlord's sole option, to terminate this Lease by notice to the Tenant.

PARAGRAPH 15. WAIVER OF CLAIMS.

     (a) Unless caused by the gross negligence or willful misconduct of the Landlord or Landlord's Agents (defined in PARAGRAPH 10(b) the Tenant hereby releases the Landlord and Landlord's Agents from and waives all claims for injury (including death) to any Person and damage to any property sustained by the Tenant or Tenant's Agents (defined in PARAGRAPH 3(a), resulting from the Building or Premises or any part of either or any equipment or appurtenance becoming out of repair, or resulting from any accident, assault or robbery on or about the Site, or resulting directly or indirectly from any act, omission or neglect of any other Person, including other tenants and their licensees and invitees. This PARAGRAPH shall apply especially, but not exclusively, to the flooding of the Premises, and to damage caused by refrigerators, sprinkling devices, air conditioning apparatus, water, snow, frost, steam, excessive heat or cold or humidity, falling plaster or ceiling components, broken glass, blocked drains, failed pumps, failed electrical systems, sewage, gas, odors or noises, or the bursting or leaking of pipes or plumbing fixtures, or the failure or interruption of any building or utility system, and shall apply whether any such damage results from the act, omission or neglect or of any Person, other than the Landlord or Landlord's Agent's willful misconduct, including other tenants and their licensees and invitees, and whether such damage be caused by or results from any thing or circumstance above mentioned or referred to, or any other thing or circumstance whether of a like nature or of a wholly different nature. If any such damage, whether to the Premises or to the Building or to the Site, or any part thereof, or whether to the Landlord or to other tenants in the Building or Site, results from any negligence or willful misconduct of the Tenant or Tenant's Agents, the Landlord may, in its sole discretion, repair such damage and the Tenant shall, upon demand by the Landlord, reimburse the Landlord forthwith for the total cost of the repairs as additional rent. Neither party shall be liable to the other for any damages caused by a negligent act or omission to the extent either has recovered insurance proceeds therefor and the insurance company which has paid one party hereto has waived in writing its rights of subrogation against the other party hereto.

     (b) As a material part of the consideration to the Landlord, the Tenant hereby assumes all risk or damage to or loss, theft or misappropriation of property located in, upon or about the Site or in any motor vehicles owned by, leased by, or being used by the employees of the Tenant or Tenant's Agents or its employees and located on the Site, unless caused by the willful misconduct of the Landlord.

PARAGRAPH 16. HOLDING OVER.

     (a) If the Tenant remains in possession of the Premises or any part thereof after the end of the Term, however ended, the Tenant shall pay the Landlord a rental at double the rate of the Base Rent and additional rent specified in this Lease for the entire Premises for the time the Tenant remains in possession of any part of the Premises, and in addition thereto, shall pay the Landlord for all damages, whether consequential, special, incidental or otherwise, sustained by reason of the Tenant's retention of possession. The provisions of this PARAGRAPH do not waive the Landlord's rights of reentry or any other rights hereunder or which are available at law or in equity.

     (b) The word "possession" shall include continued occupancy of Persons or of items that the Tenant is required by PARAGRAPH 8 to remove but which continue to remain in the Premises beyond the end of the Term by more than five (5) days.

PARAGRAPH 17. RULES.

     The Tenant shall observe faithfully and comply strictly with the IBM Rules, modifications thereto, and such other rules, regulations and procedures promulgated from time to time by the Landlord, which in the Landlord's judgment reasonably exercised, are necessary for the safety, security, care or cleanliness of the Building and Site or for the preservation of good order therein. The Landlord will not be liable to the Tenant for violation of such rules, regulations or procedures by any other tenant or occupant or their respective employees, agents, invitees, licensees, or contractors.

PARAGRAPH 18. SUBORDINATION.

     (a) This Lease shall be subordinate and subject at all times to all ground or underlying leases and to any mortgage or deed of trust covering the Site, the Building, other buildings on the Site, or which at any time hereafter shall be made, and to all renewals, modifications, consolidations, or replacements thereof, and to all advances made, or hereafter to be made, upon the security of any such mortgage or deed of trust. The Tenant shall execute instruments subordinating this Lease to any such lease, mortgage or deed or trust as the Landlord shall request, failing which the Tenant shall be in default hereunder and, without limiting other remedies available to the Landlord hereunder, the Landlord may act as the Tenant's attorney-in-fact for such purposes.

     (b) If the Landlord commits any act or omission which would give the Tenant the right under this Lease to damages from the Landlord or the right to terminate this Lease, the Tenant agrees that it will not sue for such damages or terminate this Lease until (i) it shall have given written notice of the claimed act or omission to the Landlord and to the holder of the indebtedness or other obligations secured by any mortgage or deed of trust affecting the Premises or of any ground or underlying lease, if the name and address of such holder have been furnished to the Tenant, and (ii) in light both of the time required to effect a remedy and of the impact of the act or omission on the Tenant's business operations at the Premises, a reasonable period of time for remedying the act or omission has elapsed following the giving of the notice. During such time, the Landlord and such holder, or either of them, and Landlord's Agents, will be entitled to enter upon the Premises and do whatever may be necessary to remedy the act or omission.

PARAGRAPH 19. DEFAULT.

     (a) Default By Tenant. All rights and remedies of the Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy available at Law or in equity.

          (1) The occurrence of any one or more of the following events shall constitute a default by the Tenant and a breach of this Lease: (i) the Tenant fails to make a payment of Base Rent or additional rent or any other monetary obligation when the same shall become due and payable hereunder and such failure shall continue for more than ten (10) days after notice by the Landlord, or (ii) the Tenant fails to promptly and fully perform or observe any of the other provisions in this Lease to be performed or observed by the Tenant and the failure shall continue for more than twenty
     (20) days after notice by the Landlord specifying the nature of such failure, or if the failure so specified shall be of such a nature that the same cannot be reasonably cured or remedied within said twenty (20) days period, the Tenant shall not have commenced to cure or remedy the failure in good faith within such twenty (20) day period and thereafter shall have diligently proceeded to cure or remedy it, (unless the act or omission of the Tenant or occurrence involves a hazardous or emergency condition which shall be cured by the Tenant forthwith upon the Landlord's demand), or
     (iii) the leasehold interest or property of the Tenant is levied upon under execution or is attached by process of Law, or (iv) at any time prior to or during the Term, the Tenant makes an assignment for the benefit of creditors, or a receiver is appointed for any property of the Tenant, or any voluntary or involuntary petition or similar pleading under any section or sections of any bankruptcy Law shall be filed by or against the Tenant, or any voluntary or involuntary proceeding in any court or tribunal shall be instituted to declare the Tenant in solvent or unable to pay the Tenant's debts, and in the case of any involuntary petition or proceeding, the petition or proceeding is not dismissed within thirty (30) consecutive days from the date it is filed.

          (2) If the Tenant defaults hereunder, and at any time thereafter, (i) if the Term shall not have commenced, the Landlord may cancel and terminate this Lease effective three (3) days after receipt of notice by the Tenant, or (ii) if the Term shall have commenced, the Landlord may serve upon the Tenant a notice that this Lease and the Term will terminate on a date to be specified therein, (which shall not be less than three (3) days after the date the Landlord's notice is received), and upon the date so specified by the Landlord in its notice, this Lease and the then unexpired Term shall terminate and come to an end as fully and completely as if the date specified in the Landlord' notice was the day herein definitely fixed for the end of the Term, and the Tenant shall then quit and surrender the Premises to the Landlord, but the Tenant shall remain liable as hereinafter set forth; provided, however, that if the Tenant shall fail to make timely payment of rent and such failure shall continue for two (2) consecutive months, or if the Tenant shall default in the performance of an obligation in this Lease on its part to be performed, including the timely payment of rent, two (2) or more times in any period of six (6) months then, not withstanding that each act or omission shall have been cured within the period after the giving of notices as herein provided, any further default in the performance of any obligation under this Lease on its part be performed shall be deemed to be deliberate and the Landlord thereafter may serve the aforesaid notice of termination without affording to the Tenant a further opportunity to cure the default.

          (3) Upon termination of this Lease by the Landlord as herein above provided, the Landlord may terminate all services and reenter the Premises either by force or otherwise, and by summary proceedings or otherwise, dispossess the Tenant and the legal representative of the Tenant or any other occupant of the Premises, and remove all effects therefrom without being deemed in any manner guilty of trespass, eviction or forcible detainer, and hold the Premises as if this Lease had not been made.

          (4) If the Tenant defaults under this Lease, the Landlord shall have the right to terminate this Lease and receive from the Tenant, in addition to the other remedies provided in this Lease:

               (i) any unpaid rent which is due and owing to the Landlord at the time of such termination or reentry; plus

               (ii) the present value of the unpaid rent which would have been earned under this Lease after termination or re- entry minus the amount of such rental loss (net of expenses) that the Tenant proves could be reasonably avoided; plus

               (iii) any other amount specific and documented necessary to compensate the Landlord for all the detriment proximately caused by the Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

               (iv) at the Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable Law or in equity.

As used in this PARAGRAPH, "present value" shall mean the sums due and owing the Landlord hereunder as if this Lease had not been terminated, such sums being discounted from the date these sums were otherwise due under this Lease to the date actually paid to the Landlord. The discount rate shall be two percent (2%) above the prime rate published in the Wall Street Journal on the date of termination of this Lease.

          (5) Any and all property which may be removed from the Premises by the Landlord pursuant to the authority of this Lease or by Law or in equity, to which the Tenant has or may have an interest, may be handled, removed or stored by the Landlord at the Tenant's risk and cost, and the Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. The Tenant shall pay to the Landlord upon demand as additional rent any and all expenses incurred by the Landlord to remove and store such property so long as the same shall be in the Landlord's possession or under the Landlord's control. Any property of the Tenant which is not removed from the Premises or retaken from storage by the Tenant within sixty (60) days after the end of the Term, however terminated, shall be presumed to have been conveyed by the Tenant to the Landlord under this Lease as a bill of sale without further compensation, allowance or credit by the Landlord to the Tenant.

          (6) The Tenant shall pay upon demand all costs and charges, including the fees of counsel, agents and others retained by the Landlord, incurred by the Landlord to enforce or carry out the Tenant's obligations hereunder or incurred by the Landlord in any litigation, negotiation or transaction in which the Tenant causes the Landlord, without the Landlord's fault, to become involved or concerned, plus interest from the date of payment at the rate of 1.5% percent per month.

          (7) The Tenant hereby expressly waives the service of notice of intention to reenter or to institute legal proceedings to that end and waives any and all rights of redemption granted by or under any present or future Laws by reason of the Tenant being evicted or dispossessed for any cause, or by reason of the Landlord obtaining possession of the Premises because of the Tenant's violation of any of the provisions of this Lease or otherwise. The words "reenter," "enter" and "reentry" as used in this Lease, are not restricted to their technical legal meaning.

          (8) If the Tenant breaches or threatens breach of any of the provisions of this Lease on its part to be performed hereunder, the Landlord shall have the right of injunction and the right to invoke any remedy allowed at Law or in equity as if reentry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude the Landlord from pursuing any other remedy available at Law or in equity.

          (9) The delivery of keys to any agent or employee of the Landlord shall not be considered as a termination of this Lease or a surrender of the Premises.

          (10) The Landlord and the Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other on any matters not relating to personal injury but otherwise arising out of or in any way connected with this Lease, the relationship of the Landlord and the Tenant, the Tenant's use or occupancy of the Premises, or any statutory remedy. The Tenant further agrees that it shall not interpose any counterclaim in summary proceeding or in any action based on nonpayment of rent or any other payment required of the Tenant hereunder to be made to the Landlord.

     (b) Default by Landlord.

          (1) The occurrence of any one or more of the following events shall constitute a default by the Landlord and a breach of this Lease: (i) the Landlord fails to make a payment of any monetary obligation to the Tenant as and when the same shall become due and payable hereunder and such failure shall continue for more than ten (10) consecutive days after notice by the Tenant, or (ii) the Landlord fails to promptly and fully perform or observe any of the other provisions in this Lease to be performed or observed by the Landlord and the failure shall continue for more than twenty (20) consecutive days after notice by the Tenant specifying the nature of such failure, or if the failure so specified shall be of such a nature that the same cannot be reasonably cured or remedied within said twenty (20) day period, the Landlord shall not have commenced to cure or remedy the failure in good faith within such twenty (20) day period and thereafter shall have diligently proceeded to cure or remedy it, (unless the act or omission of the Landlord or occurrence involves a hazardous or emergency condition which shall be cured by the Landlord forthwith upon the Tenant's demand), or (iii) at any time prior to or during the Term, the Landlord makes an assignment for the benefit of creditors, or a receiver is appointed for any property of the Landlord, or any voluntary or involuntary petition or similar pleading under any section or sections of any bankruptcy Law shall be filed by or against the Landlord, or any voluntary or involuntary proceeding in any court or tribunal shall be instituted to declare the Landlord insolvent or unable to pay the Landlord's debts, and in the case of any involuntary petition or proceeding, the petition or proceeding is not dismissed within thirty (30) consecutive days from the date it is filed.

          (2) If the Landlord defaults hereunder and at any time thereafter, (i) if the Term shall not have commenced, the Tenant may cancel and terminate this Lease effective three (3) days after notice to the Landlord, or (ii) if the Term shall have commenced, the Tenant may serve upon the Landlord a notice that this Lease and the Term will terminate on a date to be specified therein, (which shall not be less than three (3) or more than thirty (30) days after the date the Tenant's notice is given), and upon the date so specified by the Tenant in its notice, this Lease and the then unexpired Term shall terminate and come to an end as fully and completely as if the date specified in the Tenant's notice was the day herein definitely fixed for the end of the Term, and the Tenant shall then quit and surrender the Premises to the Landlord, but the Tenant may pursue any remedy at Law or in equity by reason of the Landlord's default; except that in no event shall the Landlord be liable to the Tenant or any other Person for any consequential, special or indirect damages and the Tenant hereby waives and releases the Landlord from any claims therefor.

PARAGRAPH 20. MECHANICS' LIENS.

     The Tenant shall not permit any mechanics' or materialmen's liens to be filed against the Site, the Building, the Landlord, the Empire State Development Corporation, or against the Tenant's interest in the Premises. The Landlord shall have the right at all reasonable times to post and keep posted on the Site, including the Building and the Premises, any notices which it deems necessary for protection from such liens. If any mechanics' or materialmen's liens are so filed by reason of acts or omissions of the Tenant or Tenant's Agents, the Tenant shall remove the lien by payment, bonding or other method of discharge within thirty (30) days after the lien is filed, failing which the Landlord, at its election, may pay and satisfy the same. In such event, the sums so paid by the Landlord, including expenses and reasonable attorneys' fees, shall be due and payable by the Tenant at once as additional rent upon written demand.

PARAGRAPH 21. EMINENT DOMAIN.

     (a) If the whole or a substantial part of the Premises shall be lawfully condemned or taken in any manner, this Lease and the Term shall forthwith cease and terminate on the date of the taking of possession by the condemning authority and the Landlord shall be entitled to receive the entire award granted in the proceeding for recovery of the Landlord's fee and leasehold interests without any payment to the Tenant, the Tenant hereby assigning to the Landlord the Tenant's interest in the award, if any. The rent shall be apportioned as of the date the Tenant no longer has access to the Premises by reason of such taking. The Tenant may file a separate claim in the proceedings to recover its losses. Notification to Tenant should occur promptly after Landlord is notified of a condemnation, that will affect the Premises.

     (b) If any part of the Building shall be so condemned or taken and if the Landlord determines in its sole discretion that the Building should be restored in such a way as to materially alter the Premises, or that the Building should be demolished, the Landlord may terminate this Lease and the Term in its sole discretion, without compensation to the Tenant, by notifying the Tenant of such termination within sixty (60) days following the date of the taking of possession by the condemning authority. This Lease and the Term shall expire on the date specified in the notice of termination, which shall not be less than sixty (60) days after the giving of such notice, as fully and completely as if such date were the date herein before set for the expiration of the Term, and the rent shall be apportioned as of such date. Notification to Tenant should occur promptly after Landlord is notified of a condemnation, that will affect the Premises.

PARAGRAPH 22. CASUALTY.

     (a) If there is damage or destruction to the Premises during the Term by fire, the elements or other casualty, the Landlord shall forthwith repair the same, provided such repairs can be made within one hundred twenty (120) days from the date of the damage or destruction as determined by the Landlord in its sole discretion. The damage or destruction shall in no way annul or void this Lease, but the Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made. Such proportionate reduction shall be based upon the extent to which the Premises, or part thereof, is untenantable.

     (b) If the Landlord determines that such repairs to the Premises cannot be made within such one hundred twenty (120) day period, the Landlord may, at its option to be exercised within thirty (30) days from the date of such damage or destruction, make such repairs as soon as possible thereafter and this Lease shall continue in full force and effect and the rent shall be proportionately reduced as provided in subparagraph (a) above. If the Landlord does not elect to make such repairs which cannot be made within the one hundred twenty (120) day period, the Landlord shall notify the Tenant within such thirty (30) day period of its intentions and, if the Landlord elects in its notice not to terminate this Lease, this Lease may be terminated at the option of the Tenant by notice thereof to the Landlord within thirty (30) days after receipt of the Landlord's notice.

     (c) If the Building is damaged, this Lease shall continue in full force and effect and the Landlord shall forthwith repair such damage; except that if the Building is damaged or destroyed and repair or replacement, as determined by the Landlord in its sole discretion, cannot be made within one hundred twenty (120) days from the date of such damage or destruction, the Landlord, at its option to be exercised within sixty (60) days from the date of such damage or destruction, may terminate this Lease. If and until this Lease is so terminated, the Tenant shall be entitled to a proportionate reduction of rent only if the Premises are untenantable as aforesaid and no such rent reduction shall be allowed by reason of inconvenience, annoyance or injury to the Tenant's business because of such damage or destruction to the Building, or the necessity of repairing any portion of the Building, or the making of such repairs, and the Landlord shall not be liable to the Tenant because of such inconvenience, annoyance, or injury.

PARAGRAPH 23. INTENTIONALLY LEFT BLANK

PARAGRAPH 24. INSURANCE.

     (a) The Tenant shall purchase and during the Term maintain for the benefit of the Tenant, the Landlord and the Landlord's property manager (as their respective interests may appear) insurance coverage on terms and with companies reasonably satisfactory to the Landlord. Initially, the Tenant shall maintain the following coverage in the following amounts with such increases in limits as the Landlord may from time to time reasonably request based on customary limits required by other sophisticated landlords of commercial and industrial space in the region.

          (1) Comprehensive Public Liability Insurance, naming the Tenant, the Landlord, the Landlord's lender (if any) and the property manager as additional insureds, covering any liability for bodily injury, personal injury (including death) and property damage arising out of the Tenant's operations, its assumed liability under this Lease (including contractual indemnities) and its use, manner of use and occupancy of the Premises, for limits of not less than:

     Personal/Bodily       $1,000,000 each occurrence
     Injury Liability      $5,000,000 annual aggregate
     Property              $1,000,000 each occurrence
     Damage                $5,000,000 annual aggregate

          (2) Property Damage Insurance covering all trade fixtures, office equipment, merchandise and other items, including the Tenant's Personal Property, located within the Premises. Such insurance shall be written on an "all risk" of physical loss or damage basis, for the full replacement cost of the covered items and in amounts that meet any coinsurance clause of the policies of insurance.

          (3) Business Interruption Insurance in such amounts as will reimburse the Tenant for direct or indirect loss of earnings attributable to perils insured against in this PARAGRAPH.

     (b) Prior to the Commencement Date, the Tenant shall furnish the Landlord with certificates evidencing the coverage required above. The certificates shall state that the coverage is primary and noncontributory and may not be changed or canceled without at least ten (10) days' prior written notice to the Landlord and the Tenant.

     (c) The Tenant shall comply with all Laws, all orders and decrees of a court and all requirements of other governmental authorities and agencies and political subdivision thereof applicable to the use, manner of use and occupancy of the Premises and Common Areas, and shall not, directly or indirectly, make any use of the Premises or Common Areas which may thereby be prohibited or be dangerous to any Person or property, or which may jeopardize any insurance coverage purchased by the Landlord, or may increase the cost of such insurance, or which may require the Landlord to purchase additional insurance coverage. If by reason of the Tenant's failure to comply with the provisions of this PARAGRAPH, any of the Landlord's or Tenant's insurance coverage is jeopardized or the Landlord's insurance premiums are increased specifically due to Tenant's actions, the Landlord may (1) in its sole discretion terminate this Lease if the Tenant fails to stop the conduct which is jeopardizing such coverage or, (2) require the Tenant to make immediate payment as additional rent of such increased insurance premium incurred by the Landlord, or (3) assure continued coverage of the Landlord by all commercially reasonable means available, including payment of premiums, in which event the Tenant shall reimburse the Landlord for all costs incurred therefor as additional rent.

PARAGRAPH 25. CONDITION OF PREMISES.

     The Tenant's taking possession of and operation in the Premises shall be conclusive evidence against the Tenant that the Premises were in the condition required by the provisions of this Lease when the Tenant took possession, subject only to completion of punch list items if, and to the extent required by this Lease. No promise of the Landlord to alter, remodel or improve the Premises, the Building or the Site, and no representations respecting the condition of the Premises, the Building or the Site have been made by the Landlord to the Tenant except as specifically expressed in this Lease. At the end of the Term by lapse of time or otherwise, the Tenant shall return the Premises to the condition required by PARAGRAPH 8 and, in addition, in as good a condition as when the Tenant took possession, ordinary wear and loss by fire or other casualty required to be insured by the Landlord hereunder excepted. If the Tenant fails to comply with such obligation, the Landlord may restore the Premises as required by the provisions of this Lease and the Tenant shall pay the cost thereof as additional rent and this obligation shall survive the end of the Term.

PARAGRAPH 26. INDEMNITY.

     (a) The Tenant agrees to indemnify, defend, and save harmless the Landlord and Landlord's officers, directors, employees, agents, invitees, licenses, subsidiaries, contractors, successors, and assigns from, any and all claims, actions, demands and liabilities (collectively, the "Claims") and reimburse the Landlord for all costs, expenses, fines, penalties, remedial actions, reasonable attorneys' fees and court costs incurred by reason of a Claim, when a Claim is made by or on behalf of any third party and arises from or is alleged to arise from (1) the use, manner of use, or occupancy of the Premises, the Building or the Site by the Tenant or Tenant's Agents, or from any activity, work, or thing done, permitted or suffered by the Tenant or Tenant's Agents in or about the Premises or the Building or on or about the Site, or from (2) any breach or default in the performance or observance of any provision in this Lease on the Tenant's part to be performed or observed, or from (3) any willful misconduct or negligent act or omission of the Tenant or Tenant's Agents in or about the Premises or the Building or on or about the Site.

     (b) The Landlord hereby agrees to indemnify and save harmless the Tenant and its officers, employees and agents from all claims, costs, damages, demands, expenses, fines, judgments, liabilities and losses (including reasonable attorneys' fees, expert witness fees, consultant fees, and other costs of defense) which arise during or after the term of this Lease from or in connection with the presence or suspected presence of Hazardous Materials in the soil, groundwater, air or soil vapor on or under the site, provided however, that this indemnity, defense and reimbursement obligation shall be enforceable against the Landlord only if (i) the Tenant is in full compliance with the Environmental Laws and the Site rules, and (ii) the Hazardous Materials are present solely as a result of the negligence or willful misconduct of the Landlord.

     (c) Any obligation by one party to indemnify the other in this Lease is conditioned upon prompt written notice of such claim and demand to indemnify and the furnishing of information and reasonable assistance by the party demanding the indemnity.

     (d) The provisions of this Paragraph 26 shall survive the expiration or termination of the Term.

PARAGRAPH 27. QUIET ENJOYMENT.

     The Landlord covenants and agrees that on paying the rent and performing and observing the covenants on the Tenant's part to be performed and observed hereunder, the Tenant shall and may peaceably and quietly hold and enjoy the Premises for the Term, subject to the provisions of this Lease.

PARAGRAPH 28. PARKING.

     (a) Commencing as of the Commencement Date and continuing thereafter throughout the Term the Landlord shall provide the Tenant unreserved parking spaces (the "Tenant's Parking Spaces") in the general parking area of the Building, as outlined on EXHIBIT B.

     (b) The Tenant, on behalf of itself and Tenant's Agents, waives any claims for damage, theft and, without limitation, any other loss however caused, to vehicles (including contents therein) located in the Tenant's Parking Spaces, it being agreed that any user of the Tenant's Parking Spaces shall look exclusively to its own funds or insurance coverage if there is such a loss. The Landlord may require each user to sign a waiver of claims as a condition to using the Tenant's Parking Spaces.

     (c) The Tenant may permit use of the Tenant's Parking Spaces only by the Tenant and its directors, employees, agents, invitees and contractors.

     (d) From time to time, the Landlord may establish reasonable rules for the safe and efficient operation of the parking areas which are located on the Site or off-site and controlled by the Landlord. Within ten (10) days after notice of these rules is received by the Tenant, the Tenant shall cause all users of the Tenant's Parking Spaces to comply with them.

PARAGRAPH 29. ENVIRONMENTAL MATTERS.

     (a) The words "Environmental Law(s)" mean and include all applicable existing and future statutes, ordinances, codes, regulations, rules, rulings, orders, decrees, directives, and other laws and requirements by any federal, state or local governmental authority regulating the Site (including the Premises), relating to or imposing liability or standards of conduct related to environmental control or protection of the environment, including but not limited to (1) the Consent Order attached in Exhibit C; (2) the New York State

Department of Environmental Conservation Part 373 Hazardous Waste Management Permit, effective September 29, 1995 which is incorporated in this Lease by reference; (3) the United States Environmental Protection Agency Hazardous and Solid Waste Amendments of 1984 Permit, effective November 3, 1995 which is incorporated in this Lease by reference; and (4) the New York State Department of Environmental Conservation SPDES Permit, effective May 1, 1993 and modified on April 13, 1995 which is incorporated in this Lease by reference.

     (b) The words "Hazardous Materials" mean (1) any material or substance: (i) which is defined or becomes defined as "hazardous substance" "hazardous waste," "toxic substance," "infectious waste," "chemical mixture or substance," or "air pollutant" under the Environmental Laws; or (ii) containing polychlorinated biphenyl; or (iii) containing asbestos, radon, gas or urea formaldehyde foam insulation; or (iv) which is radioactive; or (2) any other material or substance, which is or becomes identified, defined, or regulated by the Environmental Laws.

     (c) The words "Handle," "Handled," or "Handling," each shall mean and include any installation, handling, generation, storage, treatment, use, disposal, discharge, release, manufacture, refinement, presence, migration, emission, abatement, removal, transportation, or other activity of any type in connection with or involving Hazardous Materials.

     (d) No Hazardous Materials shall be introduced by the Tenant to the Site without notice to the Landlord and the Landlord's prior consent. All Hazardous Materials shall be delivered to the IBM designated location on the Site before it is delivered to the Premises. The Tenant shall pay as additional rent, the fees for such deliveries to the Premises, as specified in Schedule C. At no time shall the Tenant introduce onto the Site the Prohibited Substances listed in Rider A.

     (e) Prior to the Handling by the Tenant of any Hazardous Material not in use on the Commencement Date, the Tenant and the Landlord shall review full compliance relating to the specific Hazardous Material with the Environmental Laws and IBM Rules, provided that at all times the Tenant shall comply with Environmental Laws and IBM Rules. If the Tenant's use in the Building or the Premises requires prior permitting by the federal, state or local government or any regulatory agency, the Landlord shall apply for said permitting provided the Tenant provides the Landlord with reasonable notice of its Hazardous Material requirements, except as stated in subparagraph (f). The Tenant shall reimburse the Landlord as additional rent for all reasonable related fees and costs associated therewith which are authorized by the Tenant in advance or are required by any Laws. Under no circumstances shall the Tenant use any new Hazardous Material on the Premises without full compliance.

     (f) If the Landlord is not lawfully permitted to apply for environmental permits on behalf of the Tenant pursuant to the Environmental Laws, the Tenant shall, in compliance with the Environmental Laws, apply for said permits. Prior to said application, the Tenant shall notify the Landlord.

     (g) The Tenant shall give the Landlord prompt notice of any potential violation of an Environmental Law, any pending or threatened claim regarding any Environmental Law, or any spill or release of contaminants to the environment at the Site of which it is aware. Any party indemnified pursuant to Paragraph 29 that intends to seek indemnification for any claim pursuant to Paragraph 29 shall provide the indemnifying party prompt notice of such a claim and offer the indemnifying party the opportunity to control the defense of the claim, and to make final or partial settlement of any such claim, and to arrange for any actions, including clean- up activities, which are necessary for the Site to comply in whole or in part with Environmental Law or to settle such a claim. Neither party shall take any action which prejudices the other party's rights under this Lease and shall fully cooperate in the defense and settlement of any such matter. The indemnified party may hire its own counsel to consult with the indemnifying party at its own expense. The indemnified party shall also have the right at its own expense to participate in and be separately represented in the defense of any claim that would subject indemnified party to liability to the indemnifying party to this paragraph if any portion of such claim (or the allegations that provide the basis for such claim) were adjudicated or determined by any governmental agency, court or other tribunal in favor of the claimant; and any settlement of any such claim that causes the indemnified party to be liable for the payment of any damages, costs, penalties, or other monetary consideration or requires the indemnified party to admit wrongdoing shall require the prior written consent of the indemnified party.

     (h) After the Commencement Date, the Landlord or a firm of its choosing shall have the right from time to time to make environmental investigations of the Premises upon no less than 24 hours advance notice to Tenant (except in cases of emergency where no notice will be required). The Tenant shall cooperate in all respects by providing access to the Premises and to all necessary and non-confidential documents and data in the Tenant's possession (including records of Tenant's chemical inventories, environmental reporting documents made to federal, state and local authorities and any documents related to spill or release covered by such investigations). Without limiting the generality of the above, the Landlord shall have the right to make such an investigation at least every six months while the Tenant operates the Premises and at any time the Tenant ceases to occupy a substantial portion of the Premises, and at any time receives notice of a violation of an Environmental Law, a spill or threatened spill or release of contaminants to the Premises or any pending or threatened claim. The Landlord shall provide the Tenant with the results (including a complete copy) of any such investigation. The Landlord shall not disclose any information obtained in, or any results of, such environmental investigation to any Person other than Tenant without Tenant's prior written permission, unless
(1) disclosure is required by Law, necessary to prevent harm in an emergency or limited to information already disclosed, and (2) Landlord provides Tenant written notice ten (10) days prior to disclosure or, if such notice is prohibited by Law or would prevent appropriate emergency response, as soon as allowable by Law or practicable in any emergency.

     (i) If at any time after the Commencement Date, the Landlord is required by an Environmental Law or, on its own initiative, desires to perform environmental remediation at the Premises ("Landlord Remediation Activities"), the Tenant agrees to provide access to the Landlord for any such purpose, (including granting the Landlord any appropriate property easements to facilitate such cleanup efforts), and will cooperate with the Landlord to remediate the Premises as the Landlord, in its sole but reasonable discretion, deems necessary and appropriate. Landlord shall provide Tenant with written notice no less than fifteen (15) days prior to obtaining access to the Premises for Landlord Remediation Activities (except in the case of emergency where no such notice will be required or where a shorter time period is required by Law) and Landlord shall use reasonable efforts to consult with Tenant with respect to the timing and scope of such Landlord Remediation Activities. Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises during the performance of any Landlord Remediation Activities.

     (j)  The  Landlord  shall  conduct  its  operations,   including,   without
limitation, services provided under contract with Tenant, (including, without limitation, this Lease) in compliance with applicable Environmental Laws and shall provide other occupants and tenants with appropriate guidance to enable them to conduct their operations at the Site in compliance with all applicable Environmental Laws. The Landlord shall maintain in full force and effect all material permits, licenses and other authorizations that are required under the Environmental Laws with respect to the Landlord's operations at the Site, including services provided under contract to the Tenant. Tenant and its agent shall have the right, on an annual basis, to have a compliance audit performed on the treatment, storage, disposal, recordkeeping and other activities performed by Land lord for the benefit of Tenant with respect to Landlord's management of Tenants Hazardous Materials in accordance with its obligations pursuant to this Lease. Tenant shall give Landlord seven (7) days advance written notice of such audit, and Landlord shall provide Tenant reasonable access to those areas where the Hazardous Materials Activities are performed in order to enable Tenant to complete such audit. Landlord shall also provide Tenant access to all non-confidential records necessary to the performance of such audit. Tenant shall not disclose such records except upon the same basis that Landlord is permitted to disclose Tenant's records under subsection (h) of this Paragraph 29.

     (k) Hazardous Materials discharged by the Tenant in compliance with this Lease to Building drain systems for treatment and discharge pursuant to an approved State of New York SPDES permit shall become the responsibility of the Landlord after the Hazardous Materials have left the Premises and entered the Site drainage systems. The Tenant shall remain liable for its proportionate share of any residual sludge generated as a result of treatment of its aqueous wastes at the Site's waste treatment plant, which are then containerized and disposed of at a governmentally permitted and approved off-Site disposal facility. Notwithstanding the foregoing, to the extent permitted by the Environmental Laws, the Landlord will manage the Tenant's Hazardous Materials on the Site in accordance with its obligations pursuant to this Lease, and the Landlord will exercise the same diligence and care with respect to the transportation and disposition of the Tenant's Hazardous Materials as it exercises with respect to its own Hazardous Materials and the Landlord will require that all Persons and/or entities transporting or disposing the Tenant's Hazardous Materials obtain and maintain all permits and authorizations required by Environmental Laws in connection with such transportation or disposal.

     (l) The Tenant shall comply with the Landlord's instructions regarding compliance with the Environmental Laws.

     (m) The Tenant agrees to indemnify, defend and hold harmless the Landlord and the Landlord's Agents from and against any loss, liability, claim, damages or expenses (including reasonable fees for legal and other advisors), suffered or incurred by any such indemnified party to the extent arising from a release on or from the Premises of any Hazardous Materials (including any condition stemming therefrom), or which arises from any other adverse environmental condition which release or condition violates the Environmental Laws or is required to be investigated or remediated pursuant to an Environmental Law and which is caused by Tenant or is attributable to the Tenant because of the acts of third parties related in contractual privity to the Tenant during the course of such third parties' activities on the Premises or activities performed at the request or for the benefit of Tenant or its contractors, subcontractors, agents or employees, other than the Landlord, the Landlord's Agents, other Site occupants or tenants, and which occurred or which was caused by the Tenant or any such third party after the Commencement Date or because of any due diligence testing done by the Tenant prior to the Commencement Date. The Tenant understands that, subject to the conditions provided in Paragraph 29 (k) above,
(1) Hazardous Materials generated by the Tenant, which are containerized or bulked for transportation and disposal off-Site at governmentally permitted and approved disposal facilities, shall be the responsibility of the Tenant, and (2) all title, risk and liability for the release or discharge of said Hazardous Materials during transportation or disposal of such materials under applicable Environmental Laws shall remain with the Tenant. Except as otherwise provided for herein, the Tenant shall indemnify the Landlord, pursuant to the terms and conditions of this subparagraph (m), for any and all liability resulting from a release or discharge of such Hazardous Materials. The provisions of Paragraph 29(m) shall survive the expiration or termination of the Term.

     (n) (1) If at any time after the Commencement Date, a release of any Hazardous Materials (including any condition stemming therefrom) occurs on or from the Site and violates and Environmental Law, or is required to be investigated or remediated under Environmental Laws, and the cause of said release cannot be reasonably determined, then: for any such release occurring within the interior walls of the Premises, the Tenant shall indemnify the Landlord pursuant to this Paragraph.

     (2) Landlord shall provide Tenant reasonable access to any and all publicly available information in Landlord's possession or control relating to the presence, on or about the Premises or the Site (including the soil, groundwater or improvements thereon), of any Hazardous Materials. Landlord shall also provide to Tenant reasonable access to results from any and all environmental testing performed by Landlord on the Premises at any time before or during the Tenant's occupancy of the Premises.

     (o) The Tenant shall provide to the Landlord, on an annual basis and as requested, regardless of the volume of waste generated or chemical used, information regarding the Tenant's waste minimization activities and chemical usage. Emphasis in the waste minimization activities shall be placed on the source reduction of hazardous wastes as required by the Environmental Laws. The information provided by the Tenant, and information generated by the Landlord regarding the Tenant's waste generation and chemical usage, shall be provided by the Landlord to regulatory agencies to fulfill environmental reporting obligations of the Landlord under the Environmental Laws. The waste minimization information provided by the Tenant to the Landlord shall be sufficient to enable the Tenant to comply with hazardous waste manifest and annual reports.

     (p) Consistent with its responsibilities under this Paragraph, the Tenant agrees to prepare and execute documentation related to environmental duties or obligations which may be required by the Landlord or governmental authorities to comply with the Environmental Laws.

PARAGRAPH 30. LIMITATION ON LIABILITY.

     (a) Anything herein to the contrary notwithstanding, it is expressly understood and agreed by and between the parties hereto that each and every representation, covenant, undertaking and agreement herein made by the Landlord, while in form purporting to be a representation, covenant, undertaking and agreement of the Landlord, are nevertheless, made and intended not as personal representations covenants, undertakings and agreements by the Landlord or for the purpose or with the intention of binding the Landlord personally, but are made and intended for the purpose of binding only the Landlord's interest in the Site and for no other purpose whatsoever. In the event of a default by the Landlord, the Tenant shall look solely to the interest of the Landlord in the Site. No duty shall rest upon the Landlord to sequester the Site g or the rents, issues and profits arising therefrom, or the proceeds arising from any sale or other disposition thereof. The Tenant shall have no recourse to the assets, tangible or intangible, of the Landlord excepting only the Landlord's interest in the Site. Without limitation, no personal liability or personal responsibility is assumed by nor shall at any time be asserted or enforceable against the Landlord on account of this Lease or on account of any representation, covenant, undertaking or agreement of the Landlord in this Lease contained, either expressed or implied, all such personal liability, if any, being expressly waived and released by the Tenant. The foregoing limitation on the Landlord's liability shall inure to and for the benefit of the Landlord and its successors and assigns and their respective shareholders, officers, directors, partners, agents and employees.

     (b) THE TOTAL CUMULATIVE LIABILITY OF THE LANDLORD AND THE EXCLUSIVE REMEDY FOR ANY AND ALL LOSSES AND DAMAGES, OR THE RIGHT TO ANY OTHER FORM OF RELIEF BY THE TENANT, ARISING OUT OF ANY CAUSE WHATSOEVER UNDER ANY THEORY OF CONTRACT, TORT, STRICT LIABILITY, OR OTHER LEGAL OR EQUITABLE THEORY SHALL BE LIMITED TO ACTUAL DIRECT DAMAGES NOT TO EXCEED SIX HUNDRED AND FIFTY THOUSAND DOLLARS ($650,000), PROVIDED THAT IN NO EVENT SHALL THE LANDLORD BE LIABLE FOR LOST PROFITS, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES UNDER THIS LEASE.

     (c) The provisions of this Paragraph 30 shall survive the termination or expiration of the Term.

PARAGRAPH 31. ESTOPPEL CERTIFICATE.

     The Tenant agrees that, from time to time upon not less than ten (10) days after the Landlord's request, the Tenant, or the Tenant's duly authorized representative having knowledge of the following facts, will deliver to the Landlord a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, a description of such modifications and that this Lease as modified is in full force and effect);
(b) the dates to which rent and other charges have been paid; (c) that the Landlord is not in default under any provision of this Lease, or, if in default, the nature thereof in detail; and (d) such further matters as may be requested by the Landlord, it being intended that any such statement may be relied upon by any mortgagees or assignees of the Landlord, or prospective mortgagees or assignees of the Landlord, or prospective transferees or purchasers of all or part of the Landlord's interest in the Site and/or any buildings thereon. The Tenant shall execute and deliver whatever instruments may be required for such purposes, and if the Tenant fails so to do within ten (10) consecutive days after demand in writing, the Tenant shall be considered in default under this Lease and the Landlord is hereby granted the power as attorney- in-fact for the Tenant to unilaterally execute and deliver such estoppel and other instruments on behalf of the Tenant.

PARAGRAPH 32. ACCESS TO THE PREMISES.

     (a) Identification Badges. The Landlord shall provide the Tenant with identification badges to be worn by the Tenant's employees (the "Employees") working in the Premises. These badges shall give the Employees access to the Premises during normal working hours (hereinafter defined). Identification badges for the Employees shall state the Tenant's name and name of the Employee but shall not include the name of the Landlord. The Landlord shall, at the Tenant's request, provide to the Tenant's vendors (the "Vendors") identification badges which shall give the Vendors access to the Premises during normal working hours. The Tenant shall be responsible for returning to the Landlord's security department the identification badge of: (i) any Employee who is no longer employed by the Tenant; (ii) any Vendor when such Vendor no longer requires access to the Premises; and (iii) all Employees and Vendors upon expiration or earlier termination of this Lease. All lost badges shall be immediately reported to the Landlord's security department.

     (b) Access Outside Normal Working Hours. The Landlord shall, upon reasonable advance notice from the Tenant to the Landlord's security department, provide identification badges to agents, licensees and invitees of the Tenant who require access to the Premises outside normal working hours. As used in this PARAGRAPH 32., the words "normal working hours" shall mean 8:00 A.M. to 6:00 P.M., Monday through Friday, excluding the Saturdays, Sundays and Holidays.

     (c) Access by Emergency Response Personnel. Notwithstanding anything to the contrary contained herein, the Landlord's personnel shall have access to the Building and the Premises for the purpose of responding to an emergency involving the Premises.

PARAGRAPH 33. MISCELLANEOUS.

     (a) After the termination of this Lease, no receipt of money by the Landlord from the Tenant, service of any notice, commencement of any suit, or final judgment for possession of the Premises shall renew, reinstate, continue or extend the Term or affect any such termination notice, demand, suit or judgment.

     (b) No waiver of any default hereunder of either party shall be implied from any omission by the other to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in a written waiver and then only for the time and to the extent therein stated. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision and the invalid or unenforceable provision shall be deemed modified and restated to comply with Law.

     (c) The word "Tenant" wherever used in this Lease shall be construed to mean "Tenants" in all cases where there is more than one tenant, and the necessary grammatical changes required to make the provisions hereof apply either to corporations, firms or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

     (d) Provisions inserted herein or affixed hereto shall not be valid unless appearing in the duplicate original hereof held by the other party hereto.

     (e) Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of the Landlord and the Tenant and their respective legal representatives, successors and permitted assigns.

     (f) The headings of Paragraphs, Sections and subparagraphs are for convenience only and do not limit or construe the contents of the Paragraphs, Sections or subparagraphs.

     (g) Submission of this instrument for examination does not constitute a reservation of or option for the Premises. This instrument becomes effective as a lease upon execution thereof by both the Landlord and the Tenant and delivery of an executed counterpart to each other.

     (h) At the Landlord's discretion, all sums due and owing to the Landlord hereunder shall bear interest from their due date until paid at the rate of 1.5% per month. All such amounts other than Base Rent shall be deemed additional rent and shall be paid within thirty (30) days from the date shown on the applicable statement of account.

     (i) No rights to any view or to light or air over any property, whether be longing to the Landlord or any other Person, are granted to the Tenant by this Lease.

     (j) All rights and remedies of the Landlord and the Tenant under this Lease shall be cumulative and none shall exclude any other rights and remedies allowed by Law or in equity.

     (k) The Landlord and the Tenant shall have the right to apply payments received from the other pursuant to this Lease (regardless of the designation of such payments by the payor) to satisfy any obligations of the other hereunder, in such order and amounts as the payee in its sole discretion may elect.

     (l) Time is of the essence of this Lease and each of its provisions.

     (m) This Lease shall be strictly construed neither against the Landlord or the Tenant; each provision hereof shall be deemed both a covenant and a condition running with the land; except as otherwise expressly provided in this Lease and its Riders, Schedules, Exhibits and other attachments, the singular includes the plural and the plural includes the singular; "or" is not exclusive; a reference to an agreement or other contract includes supplements and amendments thereto to the extent permitted by this Lease; a reference to any Laws includes any amendment or supplement to such Laws; a reference to a Person includes its permitted successors and assigns; accounting provisions have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis; the words "such as," "include," "includes" and "including" are not limiting; when used in this Lease, the word "Person" means an individual, partnership, trust, corporation, firm or other entity; except as specifically agreed upon in this Lease, any right may be exercised at any time and from time to time and all obligations are continuing obligations throughout the Term of this Lease (and beyond if expressly agreed upon herein to survive the end of the Term); and in calculating any time period, the first day shall be excluded and the last day shall be included and all days are calendar days unless otherwise specified.

     (n) This Lease shall be construed according to the laws of the State of New York.

     (o) Each party agrees to pay the other party's attorneys' fees and costs of litigation if the party, for any reason whatsoever, brings suit against the other party and the other party is finally adjudicated not to have liability.

     (p) As used in this Lease, the words "Excusable Delay" shall mean any delay or interruption due to strikes, lockouts or other labor or industrial disturbance; civil disturbance; accidents; the Landlord's ordinary negligence; future order of any government, court or regulatory body claiming jurisdiction; act of the public enemy; building component or utility system failure, unless attributable solely to the Landlord's willful misconduct or gross negligence; war, riot, sabotage, blockage or embargo; failure or inability to secure materials or supplies through ordinary sources by reason of shortages or priority or similar regulation or order of any government or regulatory body; lightning, earthquake, fire, storm, hurricane, tornado, flood, washout or explosion, or act or omission of one party hereto which prevents the other party from complying, or which materially and adversely interferes with the claiming party's ability to comply with an obligation under this Lease on its part to be performed.

     (q) The square footage of a floor shall be computed by measuring from the inside finished surface of the dominant portion of the permanent outer Building walls, excluding any major vertical penetrations of the floor. No deductions shall be made for columns and projections necessary to the Building.

     (r) During the Term of this Lease, and for a period of one year thereafter, neither the Tenant or the Landlord will solicit for employment purposes the present employees of the other party without prior written approval from the employing party. This Lease does not in any manner restrict general solicitations for employment, or the right of any employee of one party on his or her own initiative or in response to general solicitations to seek employment from the other party.

PARAGRAPH 34. IBM-ESDC Sale-Lease back

     FED Corporation acknowledges and agrees to the following:

     (a) On December 31, 1998, International Business Machines Corporation, a corporation with an office at 1580 Route 52, Hopewell Junction, New York 12533 (referred to in this PARAGRAPH as "IBM" and referred to elsewhere in the Lease as "Landlord") and The New York State Urban Development Corporation d/b/a Empire State Development Corporation, a corporation with an office at 633 Third Avenue, New York, New York 10017 (hereinafter referred to as "ESDC"), entered into a Sale-leaseback transaction (hereinafter referred to as the "Sale-Lease back") of the Site, including the Premises;

     (b) As of December 31, 1998, (i) ESDC is the title owner of the Site, including the Premises, (ii) IBM is in possession of the Site as ESDC's tenant, and (iii) IBM is the operator of the Site;

     (c) The Sale-Lease back contains provisions granting IBM the option to repurchase the Site during the fifteen (15) year term of the Sale-Lease back and provides for the reconveyance of the Site to IBM at the end of the term of the Sale-Lease back;

     (d) FED Corporation shall have no third-party beneficiary rights under the Sale-Lease back;

     (e) ESDC may enforce certain of IBM's rights under the Lease, including but not limited to inspection rights. Notwithstanding the foregoing, (i) nothing herein is intended to grant third- party beneficiary rights to ESDC different from or in addition to those rights contained in the Sale-Lease back, and (ii) FED Corporation shall not tender performance hereunder to ESDC or send notices hereunder to ESDC without the specific prior written consent from an authorized representative of IBM in each instance;

     (f) A breach by FED Corporation under the Lease may be a breach by IBM under the Sale-Lease back;

     (g) In the event that FED Corporation receives a written notice from ESDC, FED Corporation shall promptly provide a copy of such notice to IBM's person designated for the receipt of notices in PARAGRAPH 11. In the event that FED Corporation receives an oral notice from ESDC, FED Corporation shall promptly inform IBM's person designated for the receipt of notices in PARAGRAPH 11 of the substance of such oral notice; and

     (h) As a subtenant possessing Premises owned by an agency of the State of New York, FED Corporation shall be bound by and shall include the following subparagraphs (1) through (5) of this section or substantially similar subparagraphs, in such a manner that said subparagraphs shall be binding upon the parties with whom prospective construction contracts with respect to the Premises are entered into:

          (1) Contractor shall not discriminate against employees or applicants for employment because of race, creed, color, religion, national origin, ancestry, sex, age, disability or marital status and shall insure that employees and applicants are afforded equal employment opportunities without discrimination.

          (2) At the request of IBM, Contractor shall request each employment agency, labor union and authorized representative of workers with which it has a collective bargaining or other agreement or understanding, to furnish it with a written statement that such employment agency, labor union or representative will not discriminate because of race, creed, color, religion, national origin, ancestry, sex, age, disability or marital status and that such union or representative shall affirmatively cooperate in the implementation of Contractor's obligations hereunder.

          (3) Contractor shall state in all solicitations or advertisements for employees placed by or on behalf of Contractor that all qualified applicants shall be afforded equal employment opportunities without discrimination because of race, creed, color, religion, national origin, ancestry, sex, age, disability or marital status.

          (4) Contractor shall comply with the provisions of Sections 291-299 of the Executive Law of the State of New York.

          (5) Contractor shall include the foregoing provisions of subparagraphs
     (1) through (4), above, or substantially similar provisions in every subcontract, in such a manner that said provisions shall be binding upon the subcontractor as to its work force on the Premises.

          (6) With respect to the Premises, FED Corporation covenants and agrees that it shall (i) neither commit nor permit discrimination or segregation by reason of race, creed, color, religion, national origin, ancestry, sex, age, disability or marital status ("Discrimination") in any permitted sale, transfer or assignment of its interest under this Lease or in any permitted subleasing, use or occupancy of the Premises or any part thereof or in connection with any permitted erection, maintenance, repair, restoration, alteration or replacement of, or addition to, and Building; (ii) not willfully engage in any personnel practices which may have a discriminatory effect; and (iii) comply with all federal, state and local laws, ordinances, rules, and regulations from time to time in effect prohibiting Discrimination or segregation or pertaining to equal employment opportunities.

     FED Corporation shall assist and cooperate actively with IBM in obtaining compliance by FED Corporation's agents, contractors and subcontractors with the applicable provisions of this PARAGRAPH.

     Riders A, B, C and D; EXHIBITS A1, A2, A3, A4, B, C, and D; and Schedules A, B, C, D, and E are attached hereto and made a part of this Lease.

     This Lease, consisting of the foregoing terms and conditions; Riders A, B, C and D; Exhibits A1, A2, A3, A4, B, C, and D, hereto; and Schedules A, B, C, D, and E hereto, constitutes the complete and exclusive agreement between

International Business Machines Corporation and FED Corporation superseding any prior or contemporaneous agreements, written or oral, relating to the subject matter herein.

     IN WITNESS WHEREOF, this instrument has been executed by the duly authorized representatives of the parties hereto as of the day and year first above written.


INTERNATIONAL BUSINESS MACHINES CORPORATION

By: /s/ Raymond V. Wagner                    Title: Sr. Program Manager
    --------------------------------                ----------------------------

Print Name: Raymond V. Wagner                Date:  5/28/99
            ------------------------                ----------------------------

Witness:  Thomas P. Short


FED CORPORATION

By: Gary W. Jones                            Title: President & CEO
    --------------------------------                ----------------------------

Print Name: Gary W. Jones                    Date:  May 28, 1999
            ------------------------                ----------------------------

Witness: Diane Stafford

                                                                         RIDER A

                                    IBM RULES
                            (As of February 17, 1997)

                          Attached to and made part of

                                      Lease

                                     between

                   International Business Machines Corporation
                                       and
                             FED CORPORATION, Tenant


     Pursuant to the provisions of Paragraph (17) of the Lease, the Landlord reserves the right to delete, modify, and add additional IBM Rules.

     For the purposes of these IBM Rules, the word "Tenant" shall include the Tenant and the Tenant's Agents (defined in Paragraph 3(a) of the Lease).

     1. The sidewalks, halls, passages, elevators and stairways, exits, entrances, and other common areas shall not be obstructed by the Tenant or used for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators and stairways, balconies and roof are not for the use of the general public, and the Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the sole judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants. However, nothing stated above shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. The Tenant and its employees and invitees shall not go upon the roof of the Building without the written consent of the Landlord which the Landlord may withhold in its sole discretion.

     2. The bathroom facilities shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage, or damage, resulting from a violation of this rule, shall be borne by the Tenant who, or whose employees, agents, contractors, or visitors, shall have caused it.

     3. If the Landlord, by notice in writing to the Tenant, shall object to any curtain, blind, shade or screen attached to, or hung in, or used in connection with, any window or door of the Premises, such use of such curtain, blind, shade or screen shall be forthwith discontinued by the Tenant.

     4. None of the Tenant's Personal Property or other items heavier than the lift capacity of the freight elevators of the Building shall be brought into or installed in the Premises. The Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. The moving of heavy items shall occur only between such hours as may be designated by, and only upon previous notice, to the property manager, and the persons employed to move these heavier items in or out of the Building must be acceptable to the Landlord. No freight, furniture or bulky matter of any description shall be received into the Building or carried into the elevators except during hours and in a manner approved by the Landlord.

     5. Supplementing Paragraph 8., if the Tenant desires telephone or other telecommunication connections from a provider other than the Landlord, the Landlord will direct electricians as to where and how the wires are to be introduced. No boring or cutting for wires or otherwise shall be made without specific directions from the Landlord. When installing wire or cabling within the Building, the Tenant shall follow all applicable codes and the Landlord's telecommunication rules.

     6. The Tenant, upon the termination of its tenancy, shall deliver to the Landlord all the keys of offices, rooms and toilet rooms which shall have been furnished to the Tenant or which the Tenant shall have had made.

     7. On Saturdays, Sundays and Holidays, and on other days between the hours of 6:00 P.M. and 8:00 A.M., access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the Person seeking access has a pass approved by the Landlord or is otherwise properly identified. The Landlord shall in no case be liable to anyone for damages for the admission to or exclusion from the Building of any person whom the Landlord has the right to exclude under this Rule 7., or otherwise. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Site and the Building during the continuance of the same by closing the gates or doors or otherwise, for the safety of the tenants or the Landlord's employees and protection of property in the Building and on the Site.

     8. Where badges are not in use, the Tenant shall not alter any lock or install a new or additional lock or any bolt on any door of the Premises without prior written consent of the Landlord. If the Landlord shall give its consent, the Tenant shall in each case furnish the Landlord with a key for any such lock. Call extension 4-5625 (4-LOCK) for service. Tenant shall not duplicate any keys provided by the Landlord.

     9. Without the Landlord's prior written consent, the Tenant shall not use the name of the Building (whether or not the Building is named or commonly known as "The IBM Building" or the like) in its advertising or other publicity or on its stationery or other correspondence or otherwise, and shall not use pictures of the Building in advertising or publicity or otherwise.

     10. The Tenant shall not make any room-to-room or building-to- building canvass to solicit business from other tenants or occupants in the Building or on the Site, and shall not exhibit, sell or offer to sell, use, rent or exchange in or from the Premises unless ordinarily embraced within the Tenant's expressed use of the Premises specified in the Lease.

     11. The Tenant shall not waste electricity, gases, water, or air conditioning and agrees to cooperate fully with the Landlord to assure the most effective operation of the Building's heating, ventilation and air conditioning, and shall not allow the adjustment (except by the Landlord's authorized Building personnel) of any controls other than room thermostats installed for the Tenant's use.

     12. The Tenant shall be solely responsible for having a Person present at the loading dock to receive all deliveries made to the Tenant at the loading dock and to deliver the same from the loading dock to the Premises.

     13. Additional services requested by the Tenant shall be performed only pursuant to a separate service agreement between the Tenant and the Landlord.

     14. The Tenant shall not conduct any auction, fire, bankruptcy, going out of business, liquidation or similar sales anywhere on the Site.

     15. Without limiting any other obligation required by this Lease, the Tenant must obtain a permit or approval from the Landlord before:

          a. Using products or tools using x-rays, (or other ionizing radiation sources), or laser products which operate at Class IIIa, IIIb or IV, or incorporate Class IIIb or IV lasers with the exception of properly used Class IIIa laser pointers.

          b. Disturbing Asbestos containing material (ACM) or Presumed Asbestos containing material (PACM).

          c. Working in an area where there is a reasonable potential to disturb ACM or PACM.

          d. Internal combustion engine use indoors

          e. Blasting or explosives use

          f. Explosive (powder) actuated fastening tool use

          g. Airlifting, crane, mobile crane, or hoist use

          h. Use of powered industrial vehicles

          i. Cutting, welding, burning, or open flame work

          j. Entering a confined space

          k. Moving or relocating any emergency equipment

          l. Fire alarm system work or sprinkler system impairment

          m. Hot work in hazardous areas

          n. Using salamanders or heaters

Approvals/permits for 15 a, b, c, and d can be obtained through Industrial Hygiene. Approvals/permits for 15 e, f, g, and h are provided through Safety. Approvals/permits for 15 i, j, k, l, m, and n above, are provided through Emergency Control. The Landlord shall respond to a request for its approval within one (1) working day.

     16. The Tenant, its employees, agents, contractors, invitees and guests shall not obstruct any sidewalk, road, driveway, Site or Building entrance, or any part of the common areas in and about the Building or the Site. The Tenant, its employees, agents, contractors, invitees and guests shall not park in areas where prohibited. The Tenant shall cause its employees, agents, contractors, invitees and guests to park only in the Tenant's Parking Spaces.

     17. The Tenant shall not place objects against windows or post signs visible from outside a window which would be unsightly from the exterior of the Building, and will promptly remove any such objects or signs upon notice from the Landlord.

     18. The Tenant shall not go into building systems areas of the Building, except to the extent permitted or required by the terms of the Lease and only when accompanied by the Landlord.

     19. The Tenant shall not make noises, cause disturbances or vibrations, or use or operate any electrical or electronic devices that emit sound or other waves or disturbances or create odors, any of which may be unreasonably offensive to any people in the Building or (supplementing PARAGRAPH 2(b)) interferes with the operation of any device, equipment or radio or television broadcasting or reception from or within the Building or elsewhere, and shall not bring animals into, or allow animals to be brought onto the Site or into the Building except for the assistance of the disabled, without consent of the Landlord which it may withhold in its sole discretion.

     20. No  portion  of the  Premises  shall be used for  cooking,  lodging  or
sleeping   except   customary  and  reasonable   office   microwave   ovens  and
refrigerators for employee use.

     21. Smoking is prohibited in all areas of the Building which includes hallways, rest rooms, lobbies, stairwells, elevators and all occupied and unoccupied space within the Building. The Tenant shall prohibit any employee, and other people entering upon the Tenant's premises from smoking or carrying a lighted cigar, cigarette or pipe, or form using a match or other flame-producing device for lighting any such item at any time during their presence in or upon the Building and the Premises. "Smoking" means inhaling, exhaling, burning or carrying any lighted cigar, pipe, cigarette, weed, plant or other combustible substance in any manner in any form.

     22. The Landlord reserves the right to exclude or expel from the Site any Person who, in the sole judgment of the Landlord, is intoxicated or under the influence of liquor or drugs, or who poses a security risk to the Site or any occupant of the Site, or who shall in any manner threaten to do or does any act in violation of these Rules and Regulations.

     23. The Tenant shall keep all portions of Premises, including vestibule, fixtures, windows and plate glass free from pests and vermin.

     24. The Tenant shall store all its trash, refuse and waste materials within the Premises or in such locations as the Landlord may designate and shall cause the same to be regularly removed at the Tenant's expense unless the Landlord has agreed in writing to remove it. All trash, refuse and waste materials shall be stored in adequate containers so as not to constitute a health or fire hazard or a nuisance to any other tenant. No burning of trash, refuse and waste materials shall be allowed.

     25. Supplementing PARAGRAPH 8., the Tenant shall coordinate all its construction activities in the Premises so that such construction work does not interfere with the operations of other tenants or the Landlord. The Tenant shall place all construction trailers in staging areas designated by the Landlord. The Tenant shall store all construction materials entirely within the Premises.

     26. The Tenant shall cause all trucks making deliveries to or pickups from the Premises to utilize truck drives and loading dock facilities designated by the Landlord.

     27. Controlling access to Site facilities is a primary security measure. It is essential that all persons who enter any Site facility are authorized and that an audit trail/record of this access and authorization exist. All tenants are required to display prominently their identification badge while on the Site.

     28. Each of the Tenant's Employees and Vendors must badge-in individually and must not allow Persons behind them to enter unless they "light the light" with their own badge. If they do not have a badge or their badge does not work, direct them to the main lobby receptionist for visitor sign-in or a temporary badge, or to security badge operations to see why their badge does not work. If a badge is lost of stolen, IBM must be notified immediately. IBM reserves the right to challenge persons leaving or entering the Building or Site.

     29. Non-Site people are provided dated, temporary badges. These individuals must sign in and out and require a Tenant escort at all times.

     30. Visits by anyone employed by an IBM competitor must be pre- approved by the Landlord. This is necessary whether or not the visitor is representing the competing company at the time of the visit. An "IBM Competitor" is anyone who is in a business that competes with the business carried on by IBM at the Site, and any other business specified in writing to a tenant.

     31. Any visit to the Site by a Person who is a representative of any organization of, or located within, a Restricted Trade Country, as defined, from time to time by the U.S. Export Regulations, requires the prior approval of the Landlord and the IBM Office of Area Counsel.

     32. Do not park in restricted zones, which are reserved for the disabled, for medical personnel, or visitors, or which are marked with yellow lines.
Unauthorized parking will result in a security violation. Violators may be subject to loss of Site driving and parking privileges. If the owner of an illegally parked vehicle cannot be located, the vehicle may be towed at the owner's expense.

     33. All vehicles must yield "Right Of Way" to all pedestrians and at all pedestrian crossings and to all emergency vehicles. Site speed limit is 30 MPH unless otherwise posted. Parking lot speed limit is 10 MPH. Violators may be subject to loss of Site driving and parking privileges.

     34. All tenants must supply vehicle registration of its employees to IBM Security. Such information may be used to contact the vehicle owner for matters involving the vehicle.

     35. All fire and medical emergencies as well as threats and acts of violence must be reported immediately to IBM's security office, ext. 4-3333. All vehicles that may affect the health, welfare or safety of any occupant of the Hudson Valley Research Park/IBM East Fishkill must also be reported to IBM Security.

     36. In the event of an emergency evacuation of a building, occupants of the Building will be notified via the Site public address system. (A distinctive set of tones followed by an announcement). All occupants must become familiar with their primary and secondary evacuation routes and group assembly location.

     37. All non-emergency security related incidents, i.e., theft, vandalism, illegal drugs, violence, or any suspicious activity, should be reported immediately to the IBM Security office, extension 4-2000.

     38. Weapons of any sort (e.g., guns, knives, archery equipment, explosives, and ammunition) are not permitted on Hudson Valley Research Park property. The manufacture, use, distribution, sale, or possession of illegal drugs or alcoholic beverages or other controlled substances, except for approved purposes, is prohibited on Hudson Valley Research Park property.

     39. Cameras and recording devices may be used solely within the Tenant's Premises at any time without the consent of the Landlord, but may not be used in any other portion of the Site without the Landlord's written consent. Tenant must obtain a camera pass for any camera brought into any building on the Site even for use only in the Premises.

     40. If any serious personal injury or illness or significant damage to the Premises occurs in connection with the Tenant's operations, the Tenant shall immediately notify the Landlord of the event and provide a written statement of the facts of the incident by the close of the next business day.

     41. The Tenant shall notify the Landlord if a charge of non- compliance with OSHA or any other regulatory agency is filed against the Tenant in connection with the Tenant's operations performed on the Premises.

     42. The Tenant shall inform the Landlord if it has reason to believe that an event other than normal operating procedures may adversely affect the Landlord or other Tenants on the Site.

     43. The Tenant shall notify the Landlord prior to using any Ionizing Radiation Source.


     44. The following substances are prohibited from use at the Site:

Certain glycol ethers
(see Chemical  Management and Environmental  Manual 03-01-01 for list)
PCBs (new uses prohibited)
Polybrominated Biphenyls/Polybrominated Biphenyls Oxides (PCB(O)s)
The following substances are prohibited from use in production processes at the Site, and may be restricted or prohibited in other uses in the Landlord's sole discretion (e.g., development):

Carbon tetrachloride
Methylene chloride (only production use, is as chlorine feedback in vertical furnaces; no new uses in production or development)
CFCs (see Chemical Management and Environmental Manual 03-01-01 for list)
Halons (see Chemical Management and Environmental Manual 03-01-01 for list) Perchlorethylene (no new uses in production or development) HCFCs (use as solvent is prohibited in production or development)
1,1,1 Trichloroethane (only production use is transformation use where it is consumed)
Trichloroethylene (new uses in production and development prohibited) Low level radioactive chemicals

Additional substances may be added to the above lists upon notice by the Landlord to the Tenant, in the Landlords sole discretion.

Additional information regarding chemical restrictions at the Site is contained in Chemical Management and Environmental Manual index 03-01-01.

     45. The Tenant will become familiar with and ensure its contractors comply with the most current version of the IBM Contractor Guide. Copies of this document will be provided separately.

     46. Tenant will observe the IBM East Fishkill/Hudson Valley Research Park Chemical Management and Environmental Manual, which is incorporated herein by reference. Copies of this document will be provided separately.

     47.  Toxic  gasses  with  IBM  classification  #3 and #4 in  the  IBM  East
Fishkill/Hudson  Valley  Research Park  Chemical  Management  and  Environmental
Manual (Health Hazard Gasses), if required for the operation of the Tenant premises, must be provided only by authorized IBM Personnel. Toxic gas cabinets shall be operated only by authorized IBM Personnel and not Tenant Personnel. IBM requires reasonable notice before performing this service. All costs associated with this requirement will be the sole responsibility of the Tenant in an amount to be agreed to by Tenant and Landlord.

                                                                         RIDER B

The word "Holidays" shall mean:

                  New Year's Day
                  Memorial Day
                  Independence Day
                  Labor Day
                  Thanksgiving Day
                  Christmas Day

The Landlord reserves the right to add additional holidays to the above list.

During these Holidays, service levels and support may be reduced, and Site access may be restricted.

In addition, unless otherwise notified, the Landlord may shut down the entire Site for the week of Independence Day or another one week period, as may be required.

                                                                         RIDER C

                        Services Provided by the Landlord

1. BUILDING MAINTENANCE

     IBM   will   provide   labor   and   incidental    materials   to   support
facilities-related systems and equipment. This service is included in Base Rent.

     All requests for IBM Facilities Maintenance services shall be placed by calling 894-8000. Minimal support will be provided during off-shift hours.

     All emergency situations (e.g., chemical spills, leaks, and medical emergencies) must immediately be reported to IBM Emergency Control via telephone number 894-3333.

     a. Service Boundaries

     The Tenant will maintain Tenant's tools and equipment, including peripheral equipment that is controlled by the tool or operator control panel and which therefore can be considered part of the tool. IBM's Facilities Maintenance will generally be responsible from the source of the service, up to the first valve/main disconnecting device, on the service branch line extending from the main service line to the Tenant's equipment/tool. Maintenance of such valve or disconnecting device shall be the responsibility of IBM Facilities Maintenance.

     IBM's Facilities Maintenance will maintain all services upstream of the last mechanical or electrical service disconnecting device, prior to entering the Tenant's equipment or tool. IBM's Facilities Maintenance will be responsible for actuating the main disconnecting device to induce power, air, vacuum, water, or any other Facilities service to the Tenant equipment or tools after performing the Tenant tool/service connection acceptance process. Only IBM's Facilities Maintenance will be permitted to perform this task.

     The specific boundaries for Facilities Maintenance services are identified below:

          (1) Tenant Equipment/Tools

          IBM's Facilities Maintenance will not maintain fume hoods, sinks, gas storage cabinets (nontoxic), and clean work stations. This list is not intended to be all-inclusive.

          (2) Drain Systems

          IBM's Facilities Maintenance will maintain all drain systems downstream of and including the inlet fitting on the main or secondary trunk line. The Tenant will maintain the drain system upstream of such fitting. Drain line flame arresters, if any, will be maintained by IBM's Facilities Maintenance, except where such devices are located within the Tenant's equipment or tools.

     b. Miscellaneous

     Installation or modification of Tenant's equipment that will enter the building ceiling plenum or extends into a building service area requires prior approval of IBM's Facilities Engineering/Maintenance and other IBM departments.

     Tenant shall pay Landlord as additional rent, at the rate outlined in Schedule C, for (1) the time required by the Landlord to inspect any new or changed service or utility connections; and (2) the time required for the Landlord to respond to a service interruption that was caused by the Tenant, its employees, agents, or contractors.

2. SECURITY SUPPORT SERVICES

     The Landlord will provide the following security support services:


- 24-hour staffed security control center that monitors all fire, safety, and security protection alarms.

-    24-hour emergency operator

-    Issuance of photo identification access badges

-    Site receptionist services

-    Access control systems
     -    Badge reader
     -    Door keys/locks

-    Building perimeter and site security patrols

-    Traffic/parking control

-    Camera/recording device pass control

-    Security incident investigation

-    After hours-telephone operator

-    Site public address announcements and paging for emergencies only

     IT IS AGREED THAT THE LANDLORD IS NOT AN INSURER AND THAT IT IS NOT THE INTENTION OF THE PARTIES THAT THE LANDLORD ASSUME RESPONSIBILITY FOR ANY LOSS OCCASIONED BY MALFEASANCE OR MISFEASANCE IN THE PERFORMANCE OF THE SECURITY SUPPORT SERVICES LISTED ABOVE OR FOR ANY LOSS OR DAMAGES SUSTAINED THROUGH
BURGLARY, THEFT, ROBBERY, FIRE, OR OTHER CAUSES RELATED TO THE PROVISION OF THESE SERVICES.

3. SITE GROUNDS KEEPING SERVICES

     SITE GROUNDS KEEPING services include lawn mowing, snow removal, and general upkeep of the outside grounds as necessary to maintain Site safety, hygiene, and aesthetics.

4. EMERGENCY CONTROL SERVICES

     The Emergency Control (EC) department provides emergency response and emergency prevention services as follows:

     1. Emergency Response

     The department will respond to emergencies involving fire, chemical spills, medical situations, and confined space. An EC ambulance provides Basic Life Support; should Advanced Life Support be required, a vendor ambulance company is used. (Tenant is responsible for the cost of ALS ambulance support). During off-shift hours, EC provides first-aid services.

     2. Reporting an Emergency

     The Tenant will pre-plan an emergency action sequence for the Premises and communicate this sequence to its employees. The plan shall address:

          a. Who should report an emergency.

          b. Who should initiate an evacuation in the absence of the Tenant employee manager.

          c. How to report emergencies. (The employee should call 4-3333, give name, building, floor, location, and number calling from.)

          d. What to do after calling. (Inform others in the area. Meet emergency personnel. Remain available for information.)

     3. Emergency Phone Number Decals

     Emergency Control requires that every phone have a decal on it that displays the emergency number 4-3333. The decals are available from the Emergency Control department. Call 4-2222 to obtain them.

     4. Evacuation Procedure

     The Tenant will post an evacuation route, which includes a primary and secondary route, and keep it current. In an evacuation, the Tenant's employees will go to a pre-selected area in the parking lot, at least 250 feet from the building. All personnel will be accounted for by the Tenant. Whenever Tenant calls for an evacuation, the emergency must be reported on 4-3333 so that appropriate emergency personnel can respond.

     5. Preventive Services

     The Premises will be inspected by EC technicians each month to assure compliance with New York State fire laws and insurance company requirements. The technicians will test the sprinkler system, smoke detection system, and extinguishing systems. The technicians will check the portable fire extinguishers, storage of chemicals, operation of fire doors, and for any potential fire hazards. When deficiencies are found, corrective action by the Tenant will be required. Before entering Tenant's area to do a monthly inspection, the EC technician contacts the Tenant to make arrangements.

     6. Insurance Company Inspections

     Annually, the property insurer tours each building with EC to review operations and buildings for compliance with their requirements. EC will seek prior approval from the Tenant before conducting these inspections.

     7. Water Supply System

     The EC department will inspect and maintain the fire valves and hydrants.

     8. Portable Fire Extinguishers and Fire Hoses

     The EC department will inspect all portable fire extinguishers and fire hoses for proper operation. Extinguishers and hoses not operating properly will be replaced. The EC technician will prearrange these inspections with the Tenant.

     All portable extinguishers must be provided by the Landlord, unless needed in the support of Tenant construction activity.

     9. Open Flame Permits

     EC controls all open flame producing work through a permit system. This may include, but is not limited to, welding, soldering, and spark producing equipment. Tenant will obtain permit by calling the EC department. EC will dispatch a technician to inspect the area before and after the issuance of a permit.

     10. Evacuation Drills

     Emergency Control will conduct annual evacuation drills of the Premises. EC will contact the Tenant before the evacuation drill occurs. The Tenant will use the procedure outlined earlier under Emergency Response.

     11. Confined Spaces

     Confined Spaces are clearly marked with yellow and black signs. Under no circumstances will a Tenant employee enter one of these spaces unless issued a permit by the Emergency Control department.

5. ENVIRONMENTAL AND CHEMICAL MANAGEMENT SERVICES

     The Landlord shall provide limited environmental engineering support and chemical management support to the Tenant. This includes interactions with and submissions to federal, state and local environmental regulatory agencies regarding Tenant activities (e.g., permitting, reporting) upon receipt of appropriate and timely information from the Tenant. The Tenant shall maintain ultimate accountability for compliance with all laws, regulations, and rules with respect to the Tenant's activities.

     Disposal and treatment of hazardous and nonhazardous chemical wastes generated by the Tenant shall be through the Landlord and in accordance with requirements established by the Landlord. The off-site disposal of Tenant chemical wastes shall be consistent with the disposal methods used by the Landlord for its wastes. The Tenant may discharge wastes into site drain systems (dilute industrial acid, fluoride heavy metal and solvent) only upon prior written authorization from the Landlord and only if the wastes are compatible with the drain system and/or treatment facility. All chemical usage by the Tenant requires prior authorization by the Landlord. This includes use of new chemicals or increased use of existing chemicals. All chemical deliveries to the Tenant must be routed through the Landlord's chemical warehouse facility for processing by the Landlord.

     For all chemicals other than class 4 toxic gases, the Tenant has the option of direct delivery from Tenant's supplier/carrier with processing at Landlord's chemical warehouse, or receipt from Tenant's supplier at Landlord's chemical warehouse with distribution by Landlord to the Tenant Building. Direct delivery from Tenant's supplier/carrier requires shipping instructions to specify "check in at B/304 with delivery to B/XXX." In case of handling class 4 toxic gases, all cylinders must be received at Landlord's chemical warehouse with distribution attended and supervised by Landlord. Refer to Schedule C for pricing.

6. SHIPPING/RECEIVING/INTERNAL DISTRIBUTION SERVICES

     The IBM Materials Distribution Center (MDC) located within the Hudson Valley Research Park shall provide limited SHIPPING RECEIVING and INTERNAL DISTRIBUTION services to Tenant during normal IBM first shift business hours, (excluding holidays); Monday through Friday, 07:00 AM to 3:00 PM.

     All shipping, receipts and internal distributions will occur within normal MDC turnaround times.

     Tooling/rigging/special handling services are not covered under this agreement.

     Tenant agrees they will not use this service to ship, receive distribute any HAZARDOUS, RESTRICTED or PERISHABLE MATTER such as, but not limited to, chemical, explosives, flammable materials, corrosives, compressed gasses, radio active materials, and poisons.

     In no event shall IBM be liable for any damage or losses of packages or the contents thereof. Tenant shall be solely responsible for filing damage claims with external carrier and suppliers for all dangerous goods, including concealed damage.

     Shipping, Receiving, and Internal Distribution services are provided on an "AS IS" basis, without warranty of any kind, express or implied.

     A. Shipping

     Customer carriers are to make all pickups at building 308 dock. MDC will meet carrier to load packages on carrier's truck and provide carrier with customer's shipping documentation.

     B. Receiving

     MDC will receive packages from carrier at building 308.

     C. Internal Distribution

     MDC will provide delivery of packages to designated Tenant drop areas along with pickup of outgoing packages from same area. Drop areas and schedules shall be predetermined by MDC.

                                                                         RIDER D

                       Loading Dock Access/Use by Tenants
                           Rules and Responsibilities


A. General

     IBM will identify a loading dock to be used by the Tenant.

     A limited number of Tenant personnel will be granted badge access to the designated loading dock door. All Tenant usage of the designated loading dock will be subordinate to IBM's need to utilize the loading docks.

     Failure to comply with any of the conditions in this Rider D will require prompt corrective action to be taken by the Tenant. Repeated incidents may lead to termination of this privilege. In the event that loading dock privileges are terminated, shipping/receiving services will be required to be purchased.

     It is the Tenant's responsibility to notify the suppliers of their assigned dock. Once the dock access is granted and agreed upon, IBM will not accept Tenant freight at Building 308. All Tenant freight will be redirected to their assigned dock.

B. Safety

     Tenant agrees to provide training to designated Tenant personnel in the safe operation of dock equipment, overhead doors, and dock levelers.

     Truck entry, exit, and maneuvering areas are to be kept clear of all obstructions, parked vehicles, pedestrians, and debris.

     Pedestrian exits, such as stairs, are to be kept clear and clean.

     Wheel chocks are available and are to be used during loading and unloading. The truck and trailer wheels must be properly chocked.

     When loading or unloading trucks, the pitch of the truck bed, dock boards, or dock levelers must be limited to safe inclines.

     Tenant will be responsible for and report immediately any damage or unsafe condition in the dock area. Call extension 4-8000.

     IBM is not responsible for any injuries or damage caused by misuse of dock equipment.

C. Security

     Tenant   personnel   will  be  responsible   for  the  following   security
requirements related to the dock area:

* Dock is not to be left unattended while the loading dock door is in the "open" position.

* Tenant will challenge any personnel attempting to enter the building through the opened overhead loading dock door. Only those who are able to identify themselves as working for IBM Security or IBM Emergency Control are to be allowed entry through the opened overhead door. All other personnel are to be directed to the nearest badge controlled personnel entry door or to the main lobby in Building 320.

* Notify IBM Security (by calling 4-2000) immediately of any unauthorized or uncooperative personnel. The Tenant is not to use any force in detaining or confronting any uncooperative individual(s).

     Drivers and/or suppliers of the Tenant are not allowed to leave the dock area or enter the building for any purpose without following the established Access Control Procedures (obtain visitors badge).

                                                                      EXHIBIT A1

     FED Occupied Space Bldg. 310 First Floor

                                                                      EXHIBIT A2

     FED Occupied Space Bldg. 334 Second Floor

                                                                      EXHIBIT A3

     FED Occupied Space Bldg. 330C First Floor

                                                                      EXHIBIT A4

     FED Occupied Space Bldg. 320B First Floor

                                                                       EXHIBIT B

                                  PARKING PLAN

                                                                       EXHIBIT C

                           ENVIRONMENTAL CONSENT ORDER

                                                                       EXHIBIT D

            Chemical Storage, Handling, and Waste Disposal practices
                                       in
                 FED Corporation's Organic thin films Laboratory

                                                                      SCHEDULE A

                         BASE RENT COMPUTATION SCHEDULE

                                                                      SCHEDULE B

                           BASE RENT PAYMENT SCHEDULE

                                                                     SCHEDULE  C

                       UTILITIES/SERVICES PRICING SCHEDULE

                                                                     SCHEDULE  D

                           COMPUTED UTILITIES SCHEDULE

                                                                     SCHEDULE  E

                           LOAN AMORTIZATION SCHEDULE